united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Item 1. Reports to Stockholders.

Class A, C, I and S Shares

ANNUAL REPORT
As Of November 30, 2020

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 18
Statements of Assets and Liabilities	Page 44
Statements of Operations	Page 45
Statements of Changes in Net Assets	Page 46
Financial Highlights	Page 48
Notes to Financials	Page 60
Report of Independent Registered Public Accounting Firm	Page 73
Supplemental Information	Page 75
Privacy Notice	Page 79

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
Emile Molineaux	Chief Compliance Officer
Timothy Burdick	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

January 2, 2021

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of six of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from December 1, 2019 through November 30, 2020.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +33.4% during the third quarter of 2020, a sharp rebound from the decline of -31.4% during the second quarter of 2020. Total Employment has recovered by about 12.4 million jobs, though this employment level remains over 9 million jobs below the high prior to the COVID-19 pandemic. Many sectors in the production portion of the economy have seen improvement in employment data. Employment in most service sectors has broadly lagged those on the production side of the economy, causing the subdued employment environment. Unsurprisingly, a major contributor to the weak employment picture is the leisure and hospitality sector. After reaching a pre-pandemic cycle-high in February 2020, the sector shed over 7 million jobs during the pandemic. To put this in perspective, during the Great Recession the entire economy lost roughly 8.8 million jobs. Until the pandemic is under control, we expect employment in services to remain under significant pressure. Consumer confidence in December, as measured by the Conference Board Consumer Confidence Index, is down over 49 points to about 88.6 from its October 2018 cycle high of 137.9. Previous cycle lows for this measure have been below 60. Additionally, the Expectations Index, based on consumers’ short-term outlook for income, business, and labor market conditions, dropped to 87.5 for December 2020, down sharply from its most recent cycle high of over 115 in December 2018. Saratoga’s proprietary confidence measures heavily consider employment and wage data; while various stimulus measures can provide temporary bounces to some consumer confidence measures, it is unlikely consumer confidence will maintain positive trends without sustained gains in service-sector employment.

Monetary Policy: In its most recent FOMC statement, the Committee stated: “The Committee decided to keep the target range for the federal funds rate at 0 to 1/4 percent and expects it will be appropriate to maintain this target range until labor market conditions have reached levels consistent with the Committee’s assessments of maximum employment and inflation has risen to 2 percent and is on track to moderately exceed 2 percent for some time.” In addition, the Federal Reserve (Fed) will continue to increase its holdings of Treasury securities and of agency mortgage-backed securities. The Fed has rapidly increased most measures of the money supply, and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. We believe the Fed will remain accommodative until it firmly believes that progress has been made toward its mandate. We look to our Economic Strength Monitor® (ESM) to help us understand current strength in the economy, and when that strength may encourage the Fed to change its policy position. In April 2020, the ESM bottomed-out at zero for the first time since January 2009. As of November 2020, ESM has quickly climbed back to a moderate reading, showing us that the economy is building a solid base. In the past, trends like those we are currently seeing in ESM would suggest the Fed might have room to start moving to normalize rates in the near future, however we also have precedent from the early 2010s that the Fed is willing to stay looser for longer than it might previously have done.

Interest Rates: As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. Most of the interest rate yield curve has achieved near-term lows and started to advance across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance; however, we do not expect that advance to find its upper range until the economy shows it is resolute.

Equity Valuations: As of December 31, 2020, the S&P 500 index sits at 3,756. Our proprietary valuation work uses both fundamental and technical analysis and provides support for the S&P 500 at roughly 3,410 at the end of December. Short-term earnings projections remain suspect. If economic growth can develop further and build on its recent success, future earnings projections should increase. Until we see actual earnings beating close target projections, to us the market should remain in fair value range. If inflation and interest rates remain quiescent, we believe the PE will remain above its median level of 24 and levels in the mid- 30 range are not out of reason. To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our primary valuation work currently sets an appropriate S&P 500 PE around 27 to 29. This produces a fair value range of 3,600 to 4,000 over the next 6-to-12 months. Most of our valuation work is earnings, GDP, CPI, and interest-rate dominant. Several of our studies also examine the direction of both inflation and interest rates. The current levels and trends for this data indicate that we are likely to stay in fair-value range for the near-term, however we are watching corporate earnings growth closely, as that data has the potential to change valuation levels quickly.

Inflation: We believe the Fed is growing the money supply at a pace, and for a duration, that is driving monetary inflation. While this inflationary pressure should not present a near-term danger, the Fed is in a potentially precarious position in the long-term, where they will need to skillfully time monetary policy to avoid rapid consumer inflation. Inflation, as measured by the consumer price index (CPI), was up 1.36% y-o-y in December 2020, while CPI Less Food & Energy (Core CPI) was up 1.61%. The Fed favors the Core CPI over the headline CPI because it believes that food and energy are overly volatile parts of the CPI. Over the near-term, we believe inflation should remain muted, keeping it below the Fed’s target rate of 2%. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are restrained enough to suggest muted CPI and a Fed with room to remain accommodative. Over various segments of the past year, much of the Producer Price complex has been posting negative y-o-y percent changes, but things are improving. The Final Demand index was +0.76% y-o-y in December, following a string of minor but positive results. Most of the PPI spectrum is negative y-o-y and shows little pricing strength. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to keep its control group of interest rates bottomed-out, but evidence is creeping in that suggests the Fed needs to be very watchful that the demand for goods and the cost of goods stay well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of six of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

4195-NLD-1/28/2021

INVESTMENT REVIEW

JAMES ALPHA EHS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Three Years:	Inception:
	11/30/19-11/30/20	11/30/17-11/30/20	8/18/17 – 11/30/20*
Class A
With Sales Charge	10.83%	5.11%	6.48%
Without Sales Charge	17.55%	7.22%	8.41%
Class C
With Sales Charge	15.47%	6.17%	7.45%
Without Sales Charge	16.47%	6.17%	7.45%
Class I	17.55%	7.22%	8.41%
Class S	18.00%	7.39%	8.60%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 4.94%, 5.69%, 4.69% and 4.59% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of hedged equity investment strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

PORTFOLIO ADVISER COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic trading years on record. Over the span of twelve months, traders witnessed a full market cycle the likes of which is typically seen over the course of several years. The market began the year on solid footing. Then, during the last week of February, COVID-19 hit the market and dramatically altered capital market expectations and changed the world on a truly fundamental level. Within the course of four weeks, the S&P dropped approximately 35%, volatility exploded, and 10-year Treasury yields fell dramatically from 1.90% at the beginning of the year down to 0.50%.

Just when the collapse of the economic system seemed the most likely outcome, both monetary and fiscal authorities unleashed an unprecedented amount of stimulus and liquidity on a global basis. In the US, Congress passed the CARES Act, injecting $2.2 trillion of stimulus across a range of programs, including payments to individuals, the Paycheck Protection Program (PPP), unemployment benefits, and forgivable bridge loans to businesses. At the same time, the Federal Reserve promised to use its full arsenal of tools to support the economy. Over the course of two months, the Fed expanded their balance sheet by approximately $3 trillion through various quantitative easing programs and bond purchases. Their balance sheet has remained relatively stable since June with a value of roughly $7.1 trillion.

Since then, there has been a robust recovery with asset classes across the board moving higher in the second half of the year. Despite these good numbers, the stock market recovery has been far from even. Certain sectors, like big tech, have benefitted tremendously this year while other sectors, such as travel and entertainment, have been decimated. Since the mid 1980s the bond market has been supported by the long-term declining trend of interest rates. The 10-year Treasury yield is hovering around 90 bps and with the Fed’s aversion to negative rates, we believe we very close to hitting a floor where rates can no longer decline. Going forward, fixed income may not produce much income and may have very limited capital gain potential. We believe this is a potentially strong environment for alternative investments.

For the period, Equity Hedge managers provided strong performance. Healthcare and technology sector managers outperformed. Market neutral and value-oriented managers were the top laggards during the period.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EHS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares Russell Mid-Cap Growth ETF	6.4%
Invesco S&P 500 Equal Weight ETF	6.2%
iShares Micro-Cap ETF	5.9%
James Alpha Structured Credit Value Portfolio - Class S	5.8%
iShares Russell 2000 Growth ETF	4.8%
iShares Russell 1000 Growth ETF	3.9%
iShares Preferred & Income Securities ETF	3.7%
SPDR S&P Emerging Asia Pacific ETF	2.9%
Vanguard Total World Stock ETF	2.6%
ALPS Medical Breakthroughs ETF	2.5%

*	Based on total net assets as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Equity Hedge Total Index: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA EVENT DRIVEN PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Three Years:	Inception:
	11/30/19-11/30/20	11/30/17-11/30/20	8/18/17 – 11/30/20*
Class A
With Sales Charge	(4.64)%	1.02%	1.73%
Without Sales Charge	1.21%	3.04%	3.58%
Class C
With Sales Charge	0.39%	3.08%	3.61%
Without Sales Charge	1.31%	3.08%	3.61%
Class I	1.31%	3.08%	3.61%
Class S	1.61%	3.30%	3.82%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.88%, 4.63%, 3.63% and 3.64% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “event driven” investment strategies. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. The Portfolio will seek to outperform the returns of event driven investment strategies by investing in a variety of asset classes, including currencies, global equities and global fixed income securities. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize event driven strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly- owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic trading years on record. Over the span of twelve months, traders witnessed a full market cycle the likes of which is typically seen over the course of several years. The market began the year on solid footing. Then, during the last week of February, COVID-19 hit the market and dramatically altered capital market expectations and changed the world on a truly fundamental level. Within the course of four weeks, the S&P dropped approximately 35%, volatility exploded, and 10-year Treasury yields fell dramatically from 1.90% at the beginning of the year down to 0.50%.

Just when the collapse of the economic system seemed the most likely outcome, both monetary and fiscal authorities unleashed an unprecedented amount of stimulus and liquidity on a global basis. In the US, Congress passed the CARES Act, injecting $2.2 trillion of stimulus across a range of programs, including payments to individuals, the Paycheck Protection Program (PPP), unemployment benefits, and forgivable bridge loans to businesses. At the same time, the Federal Reserve promised to use its full arsenal of tools to support the economy. Over the course of two months, the Fed expanded their balance sheet by approximately $3 trillion through various quantitative easing programs and bond purchases. Their balance sheet has remained relatively stable since June with a value of roughly $7.1 trillion.

Since then, there has been a robust recovery with asset classes across the board moving higher in the second half of the year. Despite these good numbers, the stock market recovery has been far from even. Certain sectors, like big tech, have benefitted tremendously this year while other sectors, such as travel and entertainment, have been decimated. Since the mid 1980s the bond market has been supported by the long-term declining trend of interest rates. The 10-year Treasury yield is hovering around 90 bps and with the Fed’s aversion to negative rates, we believe we very close to hitting a floor where rates can no longer decline. Going forward, fixed income may not produce much income and may have very limited capital gain potential. We believe this is a potentially strong environment for alternative investments.

For the period, Event Driven managers provided solid performance. Multi-Strategy and Activist sub-styles outperformed, returning 20.5% and 9.9% respectively. Credit Arbitrage and Merger Arbitrage underperformed, albeit all sub-styles posted positive returns for the period. Finally, the portfolio’s swap positions contributed negative 1.9% to the performance of the portfolio during the annual period ended November 30, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EVENT DRIVEN PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Merger Fund - Investor Class	13.7%
Kellner Merger Fund - Institutional Class	12.8%
James Alpha Structured Credit Value Portfolio - Class S	10.5%
American Beacon Sound Point Floating Rate Income Fund - Class Y	8.1%
IQ Merger Arbitrage ETF	7.7%
High Yield ETF	7.6%
Invesco Global Short Term High Yield Bond ETF	5.7%
SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	4.9%
iShares MSCI United Kingdom Small-Cap ETF	1.6%
WisdomTree Japan Hedged SmallCap Equity Fund	1.5%

*	Based on total net assets as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Event-Driven Total Index: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA FAMILY OFFICE PORTFOLIO

Advised by: James Alpha Advisors LLC, New York, New York

Objective: The Portfolio seeks total return through capital appreciation and/or income, consistent with a reasonable level of risk, as determined by James Alpha Advisor, LLC.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Three Years:	Inception:
	11/30/19-11/30/20	11/30/17-11/30/20	6/30/17 – 11/30/20*
Class A
With Sales Charge	1.79%	2.34%	3.54%
Without Sales Charge	8.02%	4.38%	5.35%
Class C
With Sales Charge	6.11%	3.57%	4.61%
Without Sales Charge	7.11%	3.57%	4.61%
Class I	8.19%	4.62%	5.59%
Class S	8.66%	5.12%	6.04%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.43%, 4.09%, 3.13% and 3.10% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio employs a multi-asset, multi -strategy investment program that seeks to replicate the asset allocation programs of successful family offices. In constructing the investment program, the Manager utilizes asset allocation data of multiple family offices to construct a diversified portfolio across a broad range of assets classes and investment strategies. The asset classes in which the Portfolio may invest can include U.S. and non-U.S. common stocks, U.S. and non-U.S. corporate, government and agency bonds and other debt instruments, real estate and real estate - related assets, such as mortgage-backed securities, asset-backed securities, currencies and commodities (e.g., metals, agricultural, energy, livestock and “soft” commodities such as coffee and sugar). The weighting of each asset class will change over time and new asset classes may be introduced from time to time. The Portfolio may also invest in instruments that provide exposure to hedge fund strategies, such as low-volatility, directional and fund of funds strategies, and in instruments that provide exposure to private equity strategies, such as mezzanine debt and leveraged buyout strategies. The Portfolio expects to achieve exposure to the above-mentioned asset classes primarily through exchange-traded funds (ETFs), mutual funds and closed-end funds (together, underlying funds) but has the ability to gain exposure through direct investment in stocks and bonds, unit investment trusts (UITs), private funds and other pooled investment vehicles, and through derivative instruments. In constructing the Portfolio, the Manager utilizes a three-step process that includes: 1) analyzing the asset allocation data of multiple family offices to produce a target asset allocation weighting, 2) identifying investments or investment vehicles that provide exposure to the desired asset classes, and 3) making tactical adjustments to the target asset allocation weightings to take advantage of current market conditions. Asset allocation weightings will be reassessed quarterly but tactical adjustments may be made more frequently than quarterly. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity -linked investments such as ETNs, CLNs and commodity futures and swaps. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%, although the Manager does not currently anticipate that such exposure would exceed 25% of the Portfolio’s total assets.

PORTFOLIO ADVISER COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic trading years on record. Over the span of twelve months, traders witnessed a full market cycle the likes of which is typically seen over the course of several years. The market began the year on solid footing. Then, during the last week of February, COVID-19 hit the market and dramatically altered capital market expectations and changed the world on a truly fundamental level. Within the course of four weeks, the S&P dropped approximately 35%, volatility exploded, and 10-year Treasury yields fell dramatically from 1.90% at the beginning of the year down to 0.50%.

Just when the collapse of the economic system seemed the most likely outcome, both monetary and fiscal authorities unleashed an unprecedented amount of stimulus and liquidity on a global basis. In the US, Congress passed the CARES Act, injecting $2.2 trillion of stimulus across a range of programs, including payments to individuals, the Paycheck Protection Program (PPP), unemployment benefits, and forgivable bridge loans to businesses. At the same time, the Federal Reserve promised to use its full arsenal of tools to support the economy. Over the course of two months, the Fed expanded their balance sheet by approximately $3 trillion through various quantitative easing programs and bond purchases. Their balance sheet has remained relatively stable since June with a value of roughly $7.1 trillion.

Since then, there has been a robust recovery with asset classes across the board moving higher in the second half of the year. Despite these good numbers, the stock market recovery has been far from even. Certain sectors, like big tech, have benefitted tremendously this year while other sectors, such as travel and entertainment, have been decimated. Since the mid 1980s the bond market has been supported by the long-term declining trend of interest rates. The 10-year Treasury yield is hovering around 90 bps and with the Fed’s aversion to negative rates, we believe we very close to hitting a floor where rates can no longer decline. Going forward, fixed income may not produce much income and may have very limited capital gain potential. We believe this is a potentially strong environment for alternative investments.

At the end of the period, underlying family offices allocated 60% to Public Equity out of which 11% was International and 3% Emerging Markets. Most of their Fixed Income allocation was in the US at 15%. The remaining significant allocations were to Private Equity, Hedge Funds, and Real Estate. They maintained around 5% in Cash & Equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA FAMILY OFFICE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of Total
Company	Investments
iShares Micro-Cap ETF	9.6%
iShares MSCI USA Quality Factor ETF	9.1%
Vanguard Total Bond Market ETF	6.3%
SPDR S&P International Small Cap ETF	5.0%
Invesco DWA Momentum ETF	4.8%
Vanguard Real Estate ETF	4.5%
AXS Thomson Reuters Private Equity Return Tracker Fund - Class I	4.4%
Invesco Global Short Term High Yield Bond ETF	4.3%
Vanguard FTSE All World ex-US Small-Cap ETF	3.9%
iShares Core U.S. Aggregate Bond ETF	3.8%

*	Based on total investments as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

The Dow Jones Moderate Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA RELATIVE VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Three Years:	Inception:
	11/30/19-11/30/20	11/30/17-11/30/20	8/18/17 – 11/30/20*
Class A
With Sales Charge	(1.67)%	2.31%	2.55%
Without Sales Charge	4.32%	4.36%	4.41%
Class C
With Sales Charge	3.39%	4.85%	4.86%
Without Sales Charge	4.32%	4.85%	4.86%
Class I	4.32%	4.85%	4.86%
Class S	4.71%	5.14%	5.13%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.85%, 4.60%, 3.60% and 3.60% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “relative value” investment strategies. Relative value investment strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize relative value investment strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic trading years on record. Over the span of twelve months, traders witnessed a full market cycle the likes of which is typically seen over the course of several years. The market began the year on solid footing. Then, during the last week of February, COVID-19 hit the market and dramatically altered capital market expectations and changed the world on a truly fundamental level. Within the course of four weeks, the S&P dropped approximately 35%, volatility exploded, and 10-year Treasury yields fell dramatically from 1.90% at the beginning of the year down to 0.50%.

Just when the collapse of the economic system seemed the most likely outcome, both monetary and fiscal authorities unleashed an unprecedented amount of stimulus and liquidity on a global basis. In the US, Congress passed the CARES Act, injecting $2.2 trillion of stimulus across a range of programs, including payments to individuals, the Paycheck Protection Program (PPP), unemployment benefits, and forgivable bridge loans to businesses. At the same time, the Federal Reserve promised to use its full arsenal of tools to support the economy. Over the course of two months, the Fed expanded their balance sheet by approximately $3 trillion through various quantitative easing programs and bond purchases. Their balance sheet has remained relatively stable since June with a value of roughly $7.1 trillion.

Since then, there has been a robust recovery with asset classes across the board moving higher in the second half of the year. Despite these good numbers, the stock market recovery has been far from even. Certain sectors, like big tech, have benefitted tremendously this year while other sectors, such as travel and entertainment, have been decimated. Since the mid 1980s the bond market has been supported by the long-term declining trend of interest rates. The 10-year Treasury yield is hovering around 90 bps and with the Fed’s aversion to negative rates, we believe we very close to hitting a floor where rates can no longer decline. Going forward, fixed income may not produce much income and may have very limited capital gain potential. We believe this is a potentially strong environment for alternative investments.

For the period, Relative Value managers provided moderate performance. Convertible Arbitrage and Multi-Strategy sub-styles outperformed, returning 11.0% and 7.2%, respectively. Volatility and Fixed Income Asset Backed underperformed with negative returns for the period. Finally, the portfolio’s swap positions contributed 0.1% to the performance of the portfolio during the annual period ended November 30, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA RELATIVE VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio - Class S	30.7%
SPDR Bloomberg Barclays Convertible Securities ETF	4.7%
High Yield ETF	4.3%
SPDR Doubleline Total Return Tactical ETF	4.0%
Invesco Global Short Term High Yield Bond ETF	3.7%
VanEck Vectors Emerging Markets High Yield Bond ETF	3.1%
American Beacon Sound Point Floating Rate Income Fund - Class Y	3.0%
Kellner Merger Fund - Institutional Class	2.4%
iShares 20+ Year Treasury Bond ETF	2.2%
Invesco S&P 500 BuyWrite ETF	1.9%

*	Based on total net assets as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Relative Value Total Index: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. RV position may be involved in corporate transactions also, but as opposed to ED exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA TOTAL HEDGE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Three Years:	Inception:
	11/30/19-11/30/20	11/30/17-11/30/20	6/30/17 – 11/30/20*
Class A
With Sales Charge	2.85%	2.36%	3.18%
Without Sales Charge	9.14%	4.39%	4.98%
Class C
With Sales Charge	7.31%	3.59%	4.25%
Without Sales Charge	8.31%	3.59%	4.25%
Class I	9.39%	4.63%	5.25%
Class S	9.75%	4.84%	5.44%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.45%, 4.21%, 3.21% and 3.21% for the A, C, I and S Classes, respectively, and May 30, 2020 Supplement is 3.21% for class S. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Portfolio will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. Macro based strategies aim to exploit macro-economic imbalances across the globe. Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic trading years on record. Over the span of twelve months, traders witnessed a full market cycle the likes of which is typically seen over the course of several years. The market began the year on solid footing. Then, during the last week of February, COVID-19 hit the market and dramatically altered capital market expectations and changed the world on a truly fundamental level. Within the course of four weeks, the S&P dropped approximately 35%, volatility exploded, and 10-year Treasury yields fell dramatically from 1.90% at the beginning of the year down to 0.50%.

Just when the collapse of the economic system seemed the most likely outcome, both monetary and fiscal authorities unleashed an unprecedented amount of stimulus and liquidity on a global basis. In the US, Congress passed the CARES Act, injecting $2.2 trillion of stimulus across a range of programs, including payments to individuals, the Paycheck Protection Program (PPP), unemployment benefits, and forgivable bridge loans to businesses. At the same time, the Federal Reserve promised to use its full arsenal of tools to support the economy. Over the course of two months, the Fed expanded their balance sheet by approximately $3 trillion through various quantitative easing programs and bond purchases. Their balance sheet has remained relatively stable since June with a value of roughly $7.1 trillion.

Since then, there has been a robust recovery with asset classes across the board moving higher in the second half of the year. Despite these good numbers, the stock market recovery has been far from even. Certain sectors, like big tech, have benefitted tremendously this year while other sectors, such as travel and entertainment, have been decimated. Since the mid 1980s the bond market has been supported by the long-term declining trend of interest rates. The 10-year Treasury yield is hovering around 90 bps and with the Fed’s aversion to negative rates, we believe we very close to hitting a floor where rates can no longer decline. Going forward, fixed income may not produce much income and may have very limited capital gain potential. We believe this is a potentially strong environment for alternative investments.

For the period, the Hedge Fund sector provided strong risk adjusted performance. All strategy types provided positive returns. Equity Hedge and Event-Driven managers benefitted the most from the strong equity market and bond market with 14.4% and 6.8% performance. Finally, the SWAP position contributed negative 0.1% to the performance of the Portfolio during the annual period ended November 30, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA TOTAL HEDGE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio - Class S	8.9%
American Beacon Sound Point Floating Rate Income Fund - Class Y	5.2%
Invesco Global Short Term High Yield Bond ETF	3.5%
iShares Micro-Cap ETF	3.4%
iShares Russell Mid-Cap Growth ETF	3.4%
Invesco S&P 500 Equal Weight ETF	3.1%
SPDR Doubleline Total Return Tactical ETF	2.7%
Vanguard Total World Stock ETF	2.4%
iShares Russell 2000 Growth ETF	2.1%
Kellner Merger Fund - Institutional Class	2.1%

*	Based on total net assets as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of appx. 1,900 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide a high level of risk-adjusted current income and capital appreciation.

Total Aggregate Return for the Periods Ended November 30, 2020
	One Year:	Inception:
	11/30/19-11/30/20	8/21/18 – 11/30/20*
Class A
With Sales Charge	7.12%	7.60%
Without Sales Charge	13.65%	10.44%
Class C
With Sales Charge	11.62%	8.98%
Without Sales Charge	12.62%	8.98%
Class I	13.80%	9.74%
Class S	14.23%	10.14%

*	Inception date is August 14, 2018. Start of performance is August 21, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 2.39%, 3.12%, 2.01% and 1.94% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objectives, under normal conditions, by investing at least 80% of the Portfolio’s net assets plus any borrowings for investment purposes in structured credit securities, and in other investments that have economic characteristics similar to such securities. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The use of inverse floaters by the Portfolio creates effective leverage.

The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Sub-Adviser considers prime loans to represent borrowers with good to excellent credit; the Sub-Adviser considers subprime loans to represent borrowers with a higher risk of default than loans to prime borrowers and therefore carry higher interest rates; and the Sub-Adviser considers Alt-A loans to represent borrowers with a credit risk profile between that of prime and subprime loans. The Portfolio may invest without limit in securitizations backed by loans and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases.

The Portfolio concentrates its investments (i.e., invests more than 25% of its net assets) in RMBS, CMBS, and other mortgage-related securities (such as CMOs), and treats such investments as investments in a group of industries. The Portfolio may also invest in corporate bonds and other fixed income securities. The Portfolio seeks to minimize interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Sub-Adviser, although the Portfolio’s average duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Portfolio seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Portfolio may invest. In addition, the Sub- Adviser manages the liquidity of the Portfolio’s holdings at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

In pursuing its objective, the Portfolio may sell securities short from time to time, predominately in conjunction with long positions with similar characteristics for the purposes of hedging or managing interest rate or credit spread risk, or occasionally for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Portfolio may also employ TBA for these short selling activities. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm. The Portfolio may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions). The Portfolio may invest in such instruments, without limitation, for hedging purposes designed to manage interest rate, credit spread and other risks.

The Portfolio may invest without limit in debt securities that are rated below investment grade (also known as “junk bonds”). The Portfolio does not have a target allocation to investment grade or below investment grade securities, but may invest a significant portion of its assets in non-agency RMBS, which are below investment grade securities. The Sub-Adviser defines investment grade securities as those that are rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, determined by the Sub-Adviser to be of comparable quality.

INVESTMENT REVIEW

The Portfolio may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are Rule 144A securities. Rule 144A securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and can be traded only among large institutional buyers and sellers, including the Portfolio, that meet the requirements of Rule 144A.

The Portfolio employs a value style investing approach that seeks to invest in securities providing undervalued cash flows within markets the Sub- Adviser deems inefficient. When investing Portfolio assets in all types of securities, the Sub- Adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Sub-Adviser employs a comprehensive risk management process tailored to the securities held in the Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities.

The Sub-Adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The Sub -Adviser’s proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Sub -Adviser considers selling securities when such securities have reached their price/valuation targets. The Sub-Adviser may also consider selling securities when the Sub-Adviser believes securities have become overvalued and replacing them with securities the Sub-Adviser believes to be undervalued to seek to offer the Portfolio better relative value and performance expectations. The Sub-Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets.

PORTFOLIO ADVISER COMMENTARY

Just like 1929, 2000 and 2008 before it, 2020 will go down in the historical annals of financial markets as an extraordinary year. However, unlike all of these painful reminders punctuated by severe market crashes, 2020 will be remembered as a colossal success in terms of financial markets performance against the backdrop of the worst global pandemic in over 100 years. Indeed, if one were to look at the beginning and ending levels of various risk markets the conclusion would be that a strong bull market in equities. Credit markets experienced a mild pullback with Investment Grade (IG) Corporates widening 7bp and High Yield wider by 40bp. Hence, on the surface it’s one of the great paradoxes that while the world and US suffered a mass tragedy with over 1.6mm and 300k deaths due to the COVID-19 pandemic, respectively, the financial markets soared to new record heights thus making the 2020 bear market one of the shortest in history. However, when one realizes that the Fed along with other global central banks has embarked on record liquidity injection QE programs, the rationale for the phenomenal performance of risk assets becomes very clear. The Fed has added over $3trn of assets to its balance sheet in an unprecedented move to inject liquidity and support prices of financial assets. The Fed also helped fund close to $3trn of fiscal stimulus in the form of CARES Act 2020 and an upcoming stimulus bill aimed at extending unemployment benefits and providing credit to small businesses. As a result of the Fed’s actions M2 monetary supply has expanded at a record pace.

With the Fed embarking on massive QE by adding over $3trn of Treasuries and Agency Mortgage Backed Securities (MBS) and committing to continue its purchases of Treasuries and Agency MBS to the tune of $120bn per month until noticeable improvements in unemployment and inflation are in place, the Treasury market rallied to reach all time historical low yields. Short term rates plunged from 1.50% to 0.07% on the back of two Fed cuts and massive T-Bill buying while the 10-year Treasury rate dropped by 108bp to 0.84% after briefly falling below 0.50% over the summer. Interest rate volatility all but evaporated with the Fed acting as a reliable buyer of last resort for risk-free. Subsquently, the yield curve steepened as inflationary pressures driven by the record monetary expansion and fiscal stimulus put some pressure on the long-end of the curve. The Corporate Bond sector posted another strong year on the back of a rate rally. While IG corporate spreads slightly widened in 2020, the absolute yield reached a historic low of 1.80% in November. A similar performance pattern can be observed in the high yield space. Agency MBS posted a 3.65% return through November with spreads roughly unchanged in 2020 as the sector benefited from continuous Fed QE purchases

The James Alpha Structured Credit portfolio posted solid performance during the period primarily due to sector allocation and security selection. The portfolio deployed Credit Default Swap (CDS) contracts in an atetmpt to hedge the credit exposure of its structured note positions. The net contribution of the CDS hedge was -0.10% through November 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
United States Treasury Bill, 0.077%, 02/25/2021	2.6%
United States Treasury Bill, 0.087%, 05/27/2021	2.6%
Silver Hill Trust 2019-SBC1, 4.178, 11/25/2049	2.2%
United States Treasury Bill, 0.070%, 12/31/2020	2.1%
United States Treasury Bill, 0.078%, 05/20/2021	2.1%
Halcyon Loan Advisors Funding 2014-2 Ltd., 2.922%, 04/28/2025	2.1%
Trapeza Cdo Xii Ltd., 0.694%, 04/06/2042	2.0%
Credit Suisse First Boston Mortgage Securities Corp., 19.112%, 09/25/2035	1.8%
HANA SBA LOAN TRUST 2019-1, 2.149%, 08/25/2045	1.8%
Morgan Stanley, 0.705%, 04/30/2030	1.6%

*	Based on total net assets as of November 30, 2020.

Excludes short-term investments.

Portfolio Composition*

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investmen-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
JAMES ALPHA EHS PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 78.1%
	ALTERNATIVE FUND - 1.8%
1,056	AlphaClone Alternative Alpha ETF	$76,979

	COMMODITY FUNDS - 0.3%
254	Invesco DB Agriculture Fund	3,952
56	SPDR Gold Shares *	9,334
		13,286
	EQUITY FUNDS - 69.6%
157	AdvisorShares Dorsey Wright ADR ETF	9,062
261	AdvisorShares STAR Global Buy-Write ETF	9,383
102	Alerian MLP ETF	2,549
2,185	ALPS Medical Breakthroughs ETF	107,262
423	Columbia India Consumer ETF	18,916
178	Consumer Discretionary Select Sector SPDR Fund	27,992
20	Energy Select Sector SPDR Fund	735
12	First Trust Dow Jones Internet Index Fund *	2,490
3,112	First Trust Financial AlphaDEX Fund	98,464
201	Global X MSCI China Consumer Discretionary ETF	6,868
225	Global X MSCI Nigeria ETF	2,529
128	Invesco DWA Consumer Cyclicals Momentum ETF	9,301
241	Invesco DWA Healthcare Momentum ETF *	35,842
2,171	Invesco S&P 500 Equal Weight ETF	266,772
338	Invesco S&P 500 Pure Value ETF	20,054
2,054	Invesco S&P SmallCap Energy ETF	8,134
206	Invesco S&P SmallCap Health Care ETF *	31,757
151	Invesco S&P SmallCap Information Technology ETF	16,663
11	Invesco Water Resources ETF	492
250	iShares China Large-Cap ETF	11,750
331	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	3,094
235	iShares Expanded Tech-Software Sector ETF	79,362
3	iShares Global Timber & Forestry ETF	216
738	iShares Latin America 40 ETF	19,417
2,289	iShares Micro-Cap ETF	253,186
408	iShares MSCI Brazil ETF	13,566
307	iShares MSCI China Small-Cap ETF	14,739
768	iShares MSCI EAFE ETF	53,875
946	iShares MSCI Frontier 100 ETF	25,731
74	iShares MSCI Germany Small-Cap ETF	5,138
1,799	iShares MSCI India Small-Cap ETF	70,575
321	iShares MSCI Indonesia ETF	6,985
106	iShares MSCI International Momentum Factor ETF	3,796
508	iShares MSCI Ireland ETF	24,064
814	iShares MSCI Japan ETF	52,413
163	iShares MSCI Japan Small-Cap ETF	12,243
198	iShares MSCI Philippines ETF	6,094
30	iShares MSCI Poland ETF	525
3	iShares MSCI South Africa ETF	123
123	iShares MSCI Taiwan ETF	6,084
84	iShares MSCI Thailand ETF	6,318
907	iShares MSCI UAE ETF	10,666
100	iShares MSCI United Kingdom ETF	2,826
405	iShares MSCI United Kingdom Small-Cap ETF	15,795
703	iShares Nasdaq Biotechnology ETF	101,921
52	iShares Russell 1000 ETF	10,620
717	iShares Russell 1000 Growth ETF	165,799
117	iShares Russell 1000 Value ETF	15,491
273	iShares Russell 2000 ETF	49,418
784	iShares Russell 2000 Growth ETF	205,871
352	iShares Russell 2000 Value ETF	43,162
1,388	iShares Russell Mid-Cap Growth ETF	272,256
381	iShares Russell Mid-Cap Value ETF	35,486
68	iShares S&P/TSX SmallCap Index ETF	840
49	iShares STOXX Europe 600 Utilities UCITS ETF DE	2,187
3	iShares U.S. Consumer Services ETF	821
30	iShares U.S. Financial Services ETF	4,222

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EHS PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 78.1% (Continued)
	EQUITY FUNDS - 69.6% (Continued)
92	iShares U.S. Healthcare Providers ETF	$20,735
38	iShares U.S. Medical Devices ETF	11,902
50	iShares US Pharmaceuticals ETF	8,549
231	KraneShares CSI China Internet ETF	17,427
83	Materials Select Sector SPDR Fund	5,892
1,008	SPDR S&P Emerging Asia Pacific ETF	122,875
6	SPDR S&P Oil & Gas Exploration & Production ETF	324
117	SPDR S&P Regional Banking ETF	5,569
62	SPDR S&P Retail ETF	3,725
783	VanEck Vectors Africa Index ETF	15,374
1,196	VanEck Vectors Brazil Small-Cap ETF	23,641
990	VanEck Vectors ChinaAMC SME-Ch	43,226
224	VanEck Vectors Egypt Index ETF	5,802
87	VanEck Vectors Israel ETF	3,528
98	VanEck Vectors Low Carbon Energy ETF *	14,376
1	VanEck Vectors Rare Earth/Strategic Metals ETF	55
354	VanEck Vectors Russia ETF	8,071
438	VanEck Vectors Russia Small-Cap ETF	15,735
148	VanEck Vectors Semiconductor ETF	30,874
2	VanEck Vectors Unconventional Oil & Gas ETF	143
3,042	VanEck Vectors Vietnam ETF	48,550
61	Vanguard FTSE Canadian High Dividend Yield Index ETF	1,537
2,239	Vanguard FTSE Emerging Markets ETF	106,487
1,253	Vanguard Total World Stock ETF	111,216
138	WisdomTree Emerging Markets SmallCap Dividend Fund	6,309
42	WisdomTree Europe SmallCap Dividend Fund	2,470
398	WisdomTree Japan Hedged SmallCap Equity Fund	15,395
585	Xtrackers Harvest CSI 300 China A-Shares ETF	22,406
503	Xtrackers Harvest CSI 500 China A-Shares ETF	17,541
186	Xtrackers MSCI All China Equity ETF	8,157
		2,979,831
	FIXED INCOME FUNDS - 5.9%
14	Invesco Financial Preferred ETF	266
4,208	iShares Preferred & Income Securities ETF	158,768
1,170	SPDR Bloomberg Barclays Convertible Securities ETF	91,587
		250,621
	SPECIALTY FUND - 0.5%
526	ProShares Short VIX Short-Term Futures ETF *	21,750

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,025,333)	3,342,467

	EXCHANGE TRADED NOTE - 0.2%
	SPECIALTY FUND - 0.2%
589	iPath Series B S&P 500 VIX Short-Term Futures ETN *
	(Cost - $12,866)	10,119

	OPEN ENDED FUNDS - 6.3%
	FIXED INCOME FUNDS - 6.3%
2,323	American Beacon Sound Point Floating Rate Income - Class Y	21,002
22,039	James Alpha Structured Credit Value Portfolio - Class S ^	246,833
	TOTAL OPEN ENDED FUNDS (Cost - $254,785)	267,835

	SHORT TERM INVESTMENT - 15.0%
	MONEY MARKET FUND - 15.0%
642,915	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.03% ^^
	(Cost - $642,915)	642,915

	TOTAL INVESTMENTS - 99.6% (Cost - $3,935,899)	$4,263,336

	OTHER ASSETS LESS LIABILITIES - (0.4)%	19,170

	NET ASSETS - 100.0%	$4,282,506

ETF - Exchange Traded Fund

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EHS PORTFOLIO
November 30, 2020

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/23/2020	BNY	1,975	$1,456	$12
Euro	12/23/2020	BNY	2,443	2,925	24
Japanese Yen	12/23/2020	BNY	782,647	7,511	(20)
Mexican Peso	12/23/2020	BNY	75,309	3,728	24
				$15,620	$40

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Sell:
British Pound	12/23/2020	BNY	(28,262)	$(37,747)	$(245)
Canadian Dollar	12/23/2020	BNY	(5,526)	(4,265)	(40)
				$(42,012)	$(285)

Total Unrealized Depreciation On Forward Currency Contracts					$(245)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 42.1%
	ALTERNATIVE FUNDS - 8.0%
119	AlphaClone Alternative Alpha ETF	$8,675
11,352	IQ Merger Arbitrage ETF *	384,946
101	ProShares Merger ETF	3,909
		397,530
	COMMODITY FUND - 0.2%
434	iShares Commodities Select Strategy ETF	11,232

	EQUITY FUNDS - 13.5%
1,894	First Trust Financial AlphaDEX Fund	59,926
351	Global X MSCI Argentina ETF	10,021
14	Global X MSCI China Consumer Discretionary ETF	478
96	Global X Uranium ETF	1,136
757	Invesco DWA Energy Momentum ETF	12,192
193	Invesco KBW Property & Casualty ETF	12,472
141	Invesco S&P SmallCap 600 Pure Growth ETF	17,874
67	IQ US Real Estate Small Cap ETF	1,399
237	iShares China Large-Cap ETF	11,139
4	iShares Dow Jones Asia Pacific Select Dividend 50 UCITS ETF DE	107
4,101	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	38,328
328	iShares Micro-Cap ETF	36,280
1,552	iShares MSCI Canada ETF	46,995
111	iShares MSCI China Small-Cap ETF	5,329
129	iShares MSCI Ireland ETF	6,111
1,999	iShares MSCI United Kingdom Small-Cap ETF	77,961
354	iShares Russell Mid-Cap Value ETF	32,972
52	KraneShares CSI China Internet ETF	3,923
11	ProShares UltraPro S&P 500	761
49	SPDR Dow Jones Global Real Estate ETF	2,109
692	SPDR S&P Insurance ETF	22,483
353	SPDR S&P Regional Banking ETF	16,803
795	SPDR S&P Retail ETF	47,764
1,302	VanEck Vectors Russia Small-Cap ETF	46,773
97	Vanguard Real Estate ETF	8,148
1,288	WisdomTree Europe SmallCap Dividend Fund	75,760
1,963	WisdomTree Japan Hedged SmallCap Equity Fund	75,929
73	Xtrackers Harvest CSI 300 China A-Shares ETF	2,796
		673,969
	FIXED INCOME FUNDS - 20.4%
12,013	High Yield ETF	379,491
12,952	I nvesco Global Short Term High Yield Bond ETF	283,519
349	Invesco Senior Loan ETF	7,681
163	iShares Barclays USD Asia High Yield Bond Index ETF	1,656
393	iShares JP Morgan USD Emerging Markets Bond ETF	44,900
254	SPDR Blackstone / GSO Senior Loan ETF	11,460
3,580	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	244,354
461	SPDR Doubleline Total Return Tactical ETF	22,797
796	VanEck Vectors Emerging Markets High Yield Bond ETF	18,610
63	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,038
		1,016,506

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,105,176)	2,099,237

	OPEN ENDED FUNDS - 45.1%
	ALTERNATIVE FUNDS - 26.5%
58,648	Kellner Merger Fund - Institutional Class	636,334
38,410	Merger Fund - Investor Class	684,467
		1,320,801
	FIXED INCOME FUND - 18.6%
44,944	American Beacon Sound Point Floating Rate Income Fund - Class Y	406,292
46,571	James Alpha Structured Credit Value Portfolio - Class S ^	521,593
		927,885

	TOTAL OPEN ENDED FUNDS (Cost - $2,190,199)	2,248,686

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2020

Shares		Value
	SHORT TERM INVESTMENT - 4.3%
	MONEY MARKET FUND - 4.3%
217,500	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.03% ^^	$217,500
	(Cost - $217,500)

	TOTAL INVESTMENTS - 91.5% (Cost - $4,512,875)	$4,565,423

	OTHER ASSETS LESS LIABILITIES - 8.5%	423,592

	NET ASSETS - 100.0%	$4,989,015

ETF - Exchange Traded Fund

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2020.

OPEN RETURN SWAPS - 2.3%

Notional				Expiration	Pay/Receive		Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	Appreciation
55,568	MSCI AC World Daily Total Return	47	Goldman Sachs	4/22/2021	Pay	0.1403	$—
192,376	MSCI AC World Daily Total Return	164	Goldman Sachs	4/22/2021	Pay	0.1403	—
155,055	MSCI Pacific Total Return	24	Goldman Sachs	3/22/2021	Pay	0.2158	—
55,065	Russell 2000 Total Return Index	7	Goldman Sachs	4/21/2021	Pay	0.1403	—
94,397	Russell 2000 Total Return Index	12	Goldman Sachs	4/21/2021	Pay	0.1403	—
(117,659)	S&P 500 Total Return Index	(16)	Goldman Sachs	11/22/2021	Pay	0.0800	—
							$—

Notional				Expiration	Pay/Receive		Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	Appreciation
1,828,688	Goldman Sachs HY Synthetic Corporate 5Y Total Return	11,322	Goldman Sachs	2/4/2021	Pay	0.2204	$96,398
277,583	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,719	Goldman Sachs	2/4/2021	Pay	0.2204	14,632
100,587	Goldman Sachs HY Synthetic Corporate 5Y Total Return	623	Goldman Sachs	2/4/2021	Pay	0.2204	5,359
							$116,389

#	Variable rate is Libor plus (0.20)% - 0.40%

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2020

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Buy:
Japanese Yen	12/23/2020	BNY	7,595,732	$72,885	$(196)

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Sell:
Australian Dollar	12/23/2020	BNY	(57,833)	$(42,625)	$(362)
British Pound	12/23/2020	BNY	(60,230)	(80,444)	(522)
Canadian Dollar	12/23/2020	BNY	(35,160)	(27,137)	(257)
Euro	12/23/2020	BNY	(527,413)	(631,394)	(5,132)
				$(781,600)	$(6,273)

Total Unrealized Depreciation On Forward Currency Contracts					$(6,469)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA FAMILY OFFICE PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 95.1%
	COMMODITY FUND - 0.6%
2,418	Invesco DB Commodity Index Tracking Fund	$33,707

	EQUITY FUNDS - 70.2%
2,321	First Trust Dow Jones Select Microcap Index Fund	103,865
3,461	Invesco DWA Momentum ETF	289,513
17,811	Invesco Global Listed Private Equity ETF	223,350
13	Invesco S&P 500 Equal Weight ETF	1,597
2,207	Invesco S&P 500 Revenue ETF	134,539
2,880	Invesco S&P MidCap 400 Equal Weight ETF	207,285
5,207	iShares Micro-Cap ETF	575,946
1,272	iShares MSCI Emerging Markets ETF	61,985
172	iShares MSCI Emerging Markets Min Vol Factor ETF	10,165
1,376	iShares MSCI Global Min Vol Factor ETF	131,023
2,721	iShares MSCI USA Min Vol Factor ETF	181,355
10	iShares MSCI USA Momentum Factor ETF	1,562
4,891	iShares MSCI USA Quality Factor ETF	550,042
691	iShares U.S. Real Estate ETF	58,154
451	SPDR S&P 500 ETF Trust	163,289
9,076	SPDR S&P International Small Cap ETF	301,595
696	VanEck Vectors Natural Resource ETF	25,838
2,000	Vanguard FTSE All World ex-US Small-Cap ETF	231,640
19	Vanguard FTSE All-World ex-US ETF	1,057
3,735	Vanguard FTSE Emerging Markets ETF	177,637
1,547	Vanguard Global ex-U.S. Real Estate ETF	81,852
3,248	Vanguard Real Estate ETF	272,832
274	Vanguard Russell 2000 ETF	40,108
22	Vanguard Total International Stock ETF	1,263
1,088	Vanguard Total Stock Market ETF	203,130
2,055	Vanguard Total World Stock ETF	182,402
18	WisdomTree International SmallCap Dividend Fund	1,157
		4,214,181
	FIXED INCOME FUNDS - 24.3%
11,793	Invesco Global Short Term High Yield Bond ETF	258,149
659	iShares 7-10 Year Treasury Bond ETF	79,337
1,925	iShares Core U.S. Aggregate Bond ETF	227,958
295	iShares iBoxx High Yield Corporate Bond ETF	25,464
358	iShares JP Morgan USD Emerging Markets Bond ETF	40,901
445	iShares Short Treasury Bond ETF	49,248
691	PIMCO Active Bond Exchange-Traded Fund	77,876
635	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	64,776
582	SPDR Blackstone / GSO Senior Loan ETF	26,260
321	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	29,378
1,131	SPDR Bloomberg Barclays High Yield Bond ETF	121,616
285	SPDR Doubleline Total Return Tactical ETF	14,093
4,304	Vanguard Total Bond Market ETF	380,861
1,034	Vanguard Total International Bond ETF	60,510
		1,456,427

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,109,956)	5,704,315

	EXCHANGE TRADED NOTE - 1.3%
	COMMODITY FUND - 1.3%
3,703	iPath Bloomberg Commodity Index Total Return ETN *	76,615
	TOTAL EXCHANGE TRADED NOTE (Cost - $77,509)	76,615

	OPEN ENDED FUND - 4.4%
	EQUITY FUND - 4.4%
16,450	AXS Thomson Reuters Private Equity Return Tracker Fund - Class I *	265,499
	TOTAL OPEN ENDED FUND (Cost - $213,697)	265,499

	TOTAL INVESTMENTS - 100.8% (Cost - $5,401,162)	$6,046,429

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(48,223)

	NET ASSETS - 100.0%	$5,998,206

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

* Non-income producing securities.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 39.6%
	EQUITY FUNDS - 6.6%
1,334	AdvisorShares STAR Global Buy-Write ETF	$47,958
6,863	Alerian Energy Infrastructure ETF	99,582
1,725	Alerian MLP ETF	43,108
201	First Trust BICK Index Fund	6,900
20	First Trust Emerging Markets AlphaDEX Fund	470
1,220	Global X MSCI China Financials ETF	19,349
1,014	Global X SuperDividend REIT ETF	8,751
6,926	Invesco S&P 500 BuyWrite ETF	140,390
275	iShares China Large-Cap ETF	12,925
686	iShares Latin America 40 ETF	18,049
51	iShares Micro-Cap ETF	5,641
120	iShares Mortgage Real Estate ETF	3,642
626	SPDR S&P Insurance ETF	20,339
933	VanEck Vectors Brazil Small-Cap ETF	18,442
414	VanEck Vectors Mortgage REIT Income ETF	6,649
46	Vanguard Real Estate ETF	3,864
330	Xtrackers Harvest CSI 300 China A-Shares ETF	12,639
359	Xtrackers Harvest CSI 500 China A-Shares ETF	12,519
		481,217
	FIXED INCOME FUNDS - 32.7%
10,012	High Yield ETF	316,279
7,165	Highland/iBoxx Senior Loan ETF	114,138
12,406	Invesco Global Short Term High Yield Bond ETF	271,567
5,979	Invesco Senior Loan ETF	131,598
598	Invesco Variable Rate Preferred ETF	15,345
1,012	iShares 20+ Year Treasury Bond ETF	161,940
193	iShares 7-10 Year Treasury Bond ETF	23,235
7,821	iShares Barclays USD Asia High Yield Bond Index ETF	79,461
16	iShares JP Morgan USD Emerging Markets Bond ETF	1,828
988	iShares National Muni Bond ETF	115,388
179	iShares Preferred & Income Securities ETF	6,754
10	Kraneshares CCBS China Corporate High Yield Bond USD Index ETF	401
919	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	93,747
715	SPDR Blackstone / GSO Senior Loan ETF	32,261
4,445	SPDR Bloomberg Barclays Convertible Securities ETF	347,955
402	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	27,439
5,986	S PDR Doubleline Total Return Tactical ETF	296,008
414	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	24,049
9,638	VanEck Vectors Emerging Markets High Yield Bond ETF	225,336
3,567	VanEck Vectors Fallen Angel High Yield Bond ETF	112,289
123	Vanguard Mortgage-Backed Securities ETF	6,657
		2,403,675
	SPECIALITY FUND - 0.3%
962	Invesco DB G10 Currency Harvest Fund	23,175

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,931,524)	2,908,067

	OPEN ENDED FUNDS - 36.1%
	ALTERNATIVE FUND - 2.4%
16,573	Kellner Merger Fund - Institutional Class	179,812

	FIXED INCOME FUNDS - 33.7%
24,004	American Beacon Sound Point Floating Rate Income - Class Y	216,993
201,835	James Alpha Structured Credit Value Portfolio - Class S ^	2,260,551
		2,477,544

	TOTAL OPEN ENDED FUNDS (Cost - $2,484,262)	2,657,356

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2020

Shares		Value
	SHORT TERM INVESTMENT - 18.9%
	MONEY MARKET FUND - 18.9%
1,388,309	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.03% ^^
	(Cost - $1,388,309)	$1,388,309

	TOTAL INVESTMENTS - 94.6% (Cost - $6,804,095)	$6,953,732

	OTHER ASSETS LESS LIABILITIES - 5.4%	398,128

	NET ASSETS - 100.0%	$7,351,860

ETF - Exchange Traded Fund

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2020.

OPEN RETURN SWAPS - 2.1%

							Unrealized
Notional				Expiration	Pay/Receive	Variable	Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	(Depreciation)
15,411	MSCI AC World Daily Total Return Gross Index	13	Goldman Sachs	5/21/2021	Pay	0.2409	$—
30,499	MSCI AC World Daily Total Return Gross Index	26	Goldman Sachs	5/21/2021	Pay	0.2409	—
(169,134)	S&P 500 Total Return Index	(23)	Goldman Sachs	11/22/2021	Pay	0.0800	—
							$—

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	Appreciation
1,811,105	Goldman Sachs HY Synthetic Corporate 5Y Total Return	11,213	Goldman Sachs	2/4/2021	Pay	0.2204	95,471
316,331	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,959	Goldman Sachs	2/4/2021	Pay	0.2204	16,595
201,174	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,246	Goldman Sachs	2/4/2021	Pay	0.2204	10,574
500,000	Goldman Sachs HY Synthetic Corporate 5Y Total Return	3,112	Goldman Sachs	2/4/2021	Pay	0.2144	29,329
							$151,969

#	Variable rate is Libor plus (0.20)% - 0.45%

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2020

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Appreciation/(Depreciation)
To Buy:
Euro	12/23/2020	BNY	8,082	$9,675	$79
Japanese Yen	12/23/2020	BNY	3,586,475	34,414	(93)

Total Unrealized Depreciation On Forward Currency Contracts					$(14)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 69.6%
	ALTERNATIVE FUNDS - 1.9%
1,444	AlphaClone Alternative Alpha ETF	$105,263
2,754	IQ Merger Arbitrage ETF *	93,388
		198,651
	COMMODITY FUNDS - 0.9%
332	Invesco DB Agriculture Fund	5,166
15	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	217
1,468	iShares S&P GSCI Commodity Indexed Trust *	17,102
996	ProShares UltraShort Bloomberg Crude Oil *	13,257
224	SPDR Gold Shares *	37,334
203	United States Commodity Index Fund *	6,255
1,903	United States Natural Gas Fund LP *	20,172
		99,503
	EQUITY FUNDS - 42.3%
211	AdvisorShares Dorsey Wright ADR ETF	12,179
411	AdvisorShares STAR Global Buy-Write ETF	14,776
1,112	Alerian MLP ETF	27,789
2,841	ALPS Medical Breakthroughs ETF	139,465
1	CI First Asset Active Utility & Infrastructure ETF	10
549	Columbia India Consumer ETF	24,551
231	Consumer Discretionary Select Sector SPDR Fund	36,327
1,452	Core Alternative ETF	40,999
80	Direxion NASDAQ-100 Equal Weighted Index Shares	5,743
135	Energy Select Sector SPDR Fund	4,963
35	First Trust Dow Jones Internet Index Fund *	7,261
4,252	First Trust Financial AlphaDEX Fund	134,533
132	Global X MSCI Argentina ETF	3,769
262	Global X MSCI China Consumer Discretionary ETF	8,953
293	Global X MSCI Nigeria ETF	3,293
84	Global X Uranium ETF	994
167	Invesco DWA Consumer Cyclicals Momentum ETF	12,136
378	Invesco DWA Energy Momentum ETF	6,088
300	Invesco DWA Healthcare Momentum ETF *	44,616
68	Invesco KBW High Dividend Yield Financial ETF	1,072
47	Invesco KBW Property & Casualty ETF	3,037
1,740	Invesco S&P 500 BuyWrite ETF	35,270
2,707	Invesco S&P 500 Equal Weight ETF	332,636
439	Invesco S&P 500 Pure Value ETF	26,046
2,677	Invesco S&P SmallCap Energy ETF	10,601
263	Invesco S&P SmallCap Health Care ETF *	40,544
196	Invesco S&P SmallCap Information Technology ETF	21,629
25	Invesco Water Resources ETF	1,118
22	IQ US Real Estate Small Cap ETF	459
506	iShares China Large-Cap ETF	23,782
11	iShares Currency Hedged MSCI EAFE ETF	328
92	iShares Dow Jones Asia Pacific Select Dividend 50 UCITS ETF DE	2,460
430	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	4,019
86	iShares EURO STOXX Mid UCITS ETF	6,231
307	iShares Expanded Tech-Software Sector ETF	103,677
279	iShares Exponential Technologies ETF	15,111
62	iShares Global Materials ETF	4,771
1,234	iShares Latin America 40 ETF	32,467
3,261	iShares Micro-Cap ETF	360,699
34	iShares Mortgage Real Estate ETF	1,032
176	iShares MSCI All Country Asia ex Japan ETF	14,953
531	iShares MSCI Brazil ETF	17,656
340	iShares MSCI Canada ETF	10,295
406	iShares MSCI China Small-Cap ETF	19,492
1,325	iShares MSCI EAFE ETF	92,949
459	iShares MSCI Emerging Markets ETF	22,367
1,343	iShares MSCI Frontier 100 ETF	36,530
96	iShares MSCI Germany Small-Cap ETF	6,665
2,340	iShares MSCI India Small-Cap ETF	91,798
417	iShares MSCI Indonesia ETF	9,074
143	iShares MSCI International Momentum Factor ETF	5,121
692	iShares MSCI Ireland ETF	32,780
1,107	iShares MSCI Japan ETF	71,280
478	iShares MSCI Japan Small-Cap ETF	35,903
50	iShares MSCI Mexico ETF	2,029
258	iShares MSCI Philippines ETF	7,941
39	iShares MSCI Poland ETF	683
11	iShares MSCI South Africa ETF	452

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 69.6% (Continued)
	EQUITY FUNDS - 42.3% (Continued)
175	iShares MSCI Taiwan ETF	$8,655
110	iShares MSCI Thailand ETF	8,274
1,180	iShares MSCI UAE ETF	13,877
139	iShares MSCI United Kingdom ETF	3,928
1,016	iShares MSCI United Kingdom Small-Cap ETF	39,624
914	iShares Nasdaq Biotechnology ETF	132,512
68	iShares Russell 1000 ETF	13,888
672	iShares Russell 1000 Growth ETF	155,393
156	iShares Russell 1000 Value ETF	20,654
760	iShares Russell 2000 ETF	137,575
843	iShares Russell 2000 Growth ETF	221,363
478	iShares Russell 2000 Value ETF	58,612
1,818	iShares Russell Mid-Cap Growth ETF	356,601
650	iShares Russell Mid-Cap Value ETF	60,541
82	iShares S&P Mid-Cap 400 Growth ETF	5,581
231	iShares S&P/TSX Capped Materials Index ETF	3,080
31	iShares S&P/TSX Global Gold Index ETF	466
88	iShares S&P/TSX SmallCap Index ETF	1,087
3,169	iShares STOXX Europe 600 Banks UCITS ETF DE	40,281
288	iShares STOXX Europe 600 Basic Resources UCITS ETF DE	15,727
69	iShares STOXX Europe 600 Utilities UCITS ETF DE	3,079
22	iShares U.S. Consumer Services ETF	6,017
40	iShares U.S. Financial Services ETF	5,630
119	iShares U.S. Healthcare Providers ETF	26,820
49	iShares U.S. Medical Devices ETF	15,347
65	iShares US Pharmaceuticals ETF	11,114
325	KraneShares CSI China Internet ETF	24,518
244	Materials Select Sector SPDR Fund	17,322
22	SPDR Dow Jones Global Real Estate ETF	947
1,291	SPDR S&P Emerging Asia Pacific ETF	157,373
670	SPDR S&P Insurance ETF	21,768
19	SPDR S&P Oil & Gas Exploration & Production ETF	1,027
225	SPDR S&P Regional Banking ETF	10,710
276	SPDR S&P Retail ETF	16,582
1,112	VanEck Vectors Africa Index ETF	21,834
1,835	VanEck Vectors Brazil Small-Cap ETF	36,271
1,366	VanEck Vectors ChinaAMC SME-Ch	59,643
291	VanEck Vectors Egypt Index ETF	7,538
118	VanEck Vectors Israel ETF	4,785
134	VanEck Vectors Low Carbon Energy ETF *	19,656
116	VanEck Vectors Mortgage REIT Income ETF	1,863
2	VanEck Vectors Rare Earth/Strategic Metals ETF	110
471	VanEck Vectors Russia ETF	10,739
889	VanEck Vectors Russia Small-Cap ETF	31,937
215	VanEck Vectors Semiconductor ETF	44,851
7	VanEck Vectors Unconventional Oil & Gas ETF	499
3,956	VanEck Vectors Vietnam ETF	63,138
79	Vanguard FTSE Canadian High Dividend Yield Index ETF	1,990
2,767	Vanguard FTSE Emerging Markets ETF	131,598
53	Vanguard Real Estate ETF	4,452
2,874	Vanguard Total World Stock ETF	255,096
413	WBI BullBear Rising Income 3000 ETF	11,935
180	WisdomTree Emerging Markets SmallCap Dividend Fund	8,230
143	WisdomTree Europe SmallCap Dividend Fund	8,411
87	WisdomTree Global ex-US Quality Dividend Growth Fund	6,208
277	WisdomTree International SmallCap Dividend Fund	17,797
812	WisdomTree Japan Hedged SmallCap Equity Fund	31,408
850	Xtrackers Harvest CSI 300 China A-Shares ETF	32,555
723	Xtrackers Harvest CSI 500 China A-Shares ETF	25,212
251	Xtrackers MSCI All China Equity ETF	11,008
		4,498,139
	FIXED INCOME FUNDS - 23.8%
1,060	Global X SuperIncome Preferred ETF	12,391
5,776	High Yield ETF	182,464
10,749	Highland/iBoxx Senior Loan ETF	171,232
21	Invesco Financial Preferred ETF	399
16,854	Invesco Global Short Term High Yield Bond ETF	368,934
845	Invesco Senior Loan ETF	18,598
599	Invesco Variable Rate Preferred ETF	15,370
633	iShares 7-10 Year Treasury Bond ETF	76,207
7,719	iShares Barclays USD Asia High Yield Bond Index ETF	78,425
235	iShares Core U.S. Aggregate Bond ETF	27,829

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 69.6% (Continued)
	FIXED INCOME FUNDS - 23.8% (Continued)
57	iShares Floating Rate Bond ETF	$2,893
1,160	iShares iBoxx High Yield Corporate Bond ETF	100,131
444	iShares JP Morgan USD Emerging Markets Bond ETF	50,727
2	iShares MBS ETF	220
498	iShares National Muni Bond ETF	58,161
5,472	iShares Preferred & Income Securities ETF	206,459
430	PIMCO Enhanced Short Maturity Active ETF	43,864
1,881	SPDR Blackstone / GSO Senior Loan ETF	84,871
2,445	SPDR Bloomberg Barclays Convertible Securities ETF	191,395
1,916	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	130,777
845	SPDR Bloomberg Barclays High Yield Bond ETF	90,863
5,846	SPDR Doubleline Total Return Tactical ETF	289,085
544	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	31,601
4,957	VanEck Vectors Emerging Markets High Yield Bond ETF	115,895
2,488	VanEck Vectors Fallen Angel High Yield Bond ETF	78,322
1,962	VanEck Vectors International High Yield Bond ETF	49,746
13	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	421
41	Vanguard Mortgage-Backed Securities ETF	2,219
183	Vanguard Total Bond Market ETF	16,194
673	Vanguard Total International Bond ETF	39,384
67	WisdomTree Emerging Markets Local Debt Fund	2,247
12	WisdomTree Interest Rate Hedged High Yield Bond Fund	259
		2,537,583
	MIXED ALLOCATION FUND - 0.4%
1,608	iShares Morningstar Multi-Asset Income ETF	37,997

	SPECIALITY FUND - 0.3%
666	ProShares Short VIX Short-Term Futures ETF *	27,539

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,986,933)	7,399,412

	EXCHANGE TRADED NOTES - 0.1%
	COMMODITY FUNDS - 0.0%
25	ETRACS CMCI Total Return ETN *	363
20	iPath Series B Bloomberg Coffee Subindex Total Return ETN *	983
		1,346
	SPECIALITY FUND - 0.1%
784	iPath Series B S&P 500 VIX Short-Term Futures ETN *	13,469

	TOTAL EXCHANGE TRADED NOTES (Cost - $18,554)	14,815

	OPEN ENDED FUNDS - 19.0%
	ALTERNATIVE FUNDS - 4.9%
2,439	Altegris Futures Evolution Strategy Fund - Class I	18,071
9,014	AQR Managed Futures Strategy Fund - Class I	72,113
20,317	Kellner Merger Fund - Institutional Class	220,434
11,970	Merger Fund - Investor Class	213,310
		523,928
	FIXED INCOME FUNDS - 14.1%
60,994	American Beacon Sound Point Floating Rate Income Fund - Class Y	551,389
84,742	James Alpha Structured Credit Value Portfolio - Class S ^	949,115
		1,500,504

	TOTAL OPEN ENDED FUNDS (Cost - $1,946,079)	2,024,432

	SHORT TERM INVESTMENT - 7.4%
	MONEY MARKET FUND - 7.4%
787,356	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.03% ^^
	(Cost - $787,356)	787,356

	TOTAL INVESTMENTS - 96.1% (Cost - $9,738,922)	$10,226,015

	OTHER ASSETS LESS LIABILITIES - 3.9%	414,036

	NET ASSETS - 100.0%	$10,640,051

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

*	Non-income producing securities.

^	Affliliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

TOTAL RETURN SWAP - 0.6%	Unrealized Gain
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 10,137 and requires the fund to pay interest at the rate of 0.38% on the Notional Value outstanding. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on August 2, 2018, and has a term of three years there from unless terminated earlier. (Notional Value $1,000,000)	$62,381
$62,381

TOTAL RETURN SWAP - 0.0%	Unrealized Loss
The Goldman Sachs i-Select III Series 88 Excess Return Strategy (“GS i-Select”) is a synthetic rules-based proprietary strategy created by Goldman Sachs International as strategy sponsor. The GS i-Select Index includes strategies of the GS Risk Premia Universe that were selected by James Alpha. The GS i-Select Index is actively managed by James Alpha. The Index features 15 Portfolio Constituents that James Alpha Advisors, LLC determines the daily waiting of each constituent within the GS i-Select Index. The GS i-Select Index is comprised a diversified collection of strategy and style types, including equity, interest rates, FX, commodities, and credit based strategies such as imbalance, volatility carry, carry, momentum, low beta, and quality. According to the terms of the GS i-Select Index, James Alpha Advisors, LLC can modify the GS i-Select Index as frequently as daily, by adjusting the notional value of the GS i-Select Index, or by adding, deleting, or re-weighting the constituent Indexes in the GS i-Select Index. The swap became effective on May 19, 2020, and has a term of one year there from unless terminated earlier. (Notional Value $509,578)	$(507)
$(507)

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

James Alpha Deutsche Bank Swap Top 50 Holdings

FUTURES CONTRACTS*
						Percentage of
			Notional Value at		Unrealized	Total Return Swap
Number of			November 30,		Appreciation/	Unrealized
Contracts	Open Long Future Contracts	Counterparty	2020	Expiration	(Depreciation)	Gain/Loss
2	2 year Euro-Schatz	Deutsche Bank	334,731	12/8/2020	$(29)	(0.05)%
0	2 year Euro-Schatz	Deutsche Bank	28,017	3/8/2021	—	0.00%
1	2 year US Treasury Notes	Deutsche Bank	129,612	3/31/2021	18	0.03%
0	3 month Euro (EURIBOR)	Deutsche Bank	50,692	3/14/2022	(2)	(0.00)%
0	3 month Euro (EURIBOR)	Deutsche Bank	59,817	6/13/2022	8	0.01%
0	3 month Euro (EURIBOR)	Deutsche Bank	39,310	9/19/2022	—	0.00%
0	3 month Euro (EURIBOR)	Deutsche Bank	81,881	12/19/2022	(4)	(0.01)%
0	3 month Sterling	Deutsche Bank	69,997	3/17/2021	(1)	(0.00)%
0	3 month Sterling	Deutsche Bank	73,456	6/16/2021	(8)	(0.01)%
1	3 month Sterling	Deutsche Bank	197,570	9/15/2021	(48)	(0.08)%
0	3 month Sterling	Deutsche Bank	30,404	3/16/2022	(4)	(0.01)%
1	3 month Sterling	Deutsche Bank	108,021	6/15/2022	(3)	(0.00)%
0	3 month Sterling	Deutsche Bank	81,075	9/21/2022	(22)	(0.04)%
0	3 month Sterling	Deutsche Bank	45,395	12/21/2022	(2)	(0.00)%
1	3 year Australian Treasury Bond	Deutsche Bank	99,490	12/15/2020	128	0.21%
0	5 year US Treasury Notes	Deutsche Bank	24,019	3/31/2021	31	0.05%
0	10 year Australian Treasury Bond Future	Deutsche Bank	54,358	12/15/2020	67	0.11%
1	10 year Italian Bond	Deutsche Bank	123,085	12/8/2020	3,820	6.12%
0	10 year Japanese Government Bond	Deutsche Bank	27,421	12/14/2020	(3)	(0.00)%
0	90 Day Bank Accepted Bill Future	Deutsche Bank	89,617	6/10/2021	69	0.11%
0	AUD/USD	Deutsche Bank	23,549	12/14/2020	205	0.33%
7	DJ EURO STOXX Banks Future	Deutsche Bank	31,513	12/18/2020	525	0.84%
0	E-Mini S&P 500	Deutsche Bank	34,009	12/18/2020	4,359	6.99%
0	EUR/JPY	Deutsche Bank	41,701	12/14/2020	(328)	(0.53)%
0	EUR/USD	Deutsche Bank	29,508	12/14/2020	310	0.50%
0	Euro-BOBL	Deutsche Bank	45,361	12/8/2020	(38)	(0.06)%
1	Euro-BUND	Deutsche Bank	117,351	12/8/2020	324	0.52%
0	Euro-BUXL	Deutsche Bank	39,704	12/8/2020	2,042	3.27%
0	Eurodollar	Deutsche Bank	45,280	9/13/2021	(14)	(0.02)%
0	Eurodollar	Deutsche Bank	43,229	9/19/2022	15	0.02%
1	Eurodollar	Deutsche Bank	203,744	12/19/2022	11	0.02%
0	Eurodollar	Deutsche Bank	108,595	6/19/2023	14	0.02%
0	Eurodollar	Deutsche Bank	31,161	9/18/2023	(4)	(0.01)%
0	Euro-OAT Future	Deutsche Bank	91,282	12/8/2020	1,022	1.64%
0	FTSE 100 Index Future	Deutsche Bank	24,985	12/18/2020	25	0.04%
0	Gold	Deutsche Bank	25,401	2/24/2021	(1,325)	(2.12)%
0	Hang Seng Index	Deutsche Bank	73,785	12/30/2020	(1,138)	(1.82)%
1	JPY/USD	Deutsche Bank	74,583	12/14/2020	471	0.76%
0	Nikkei 225 Index	Deutsche Bank	35,631	12/10/2020	4,841	7.76%
0	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	45,603	6/14/2021	17	0.03%
					15,349

			Notional Value at			Percentage of
Number of			November 30,		Unrealized	Total Return Swap
Contracts	Open Short Future Contracts	Counterparty	2020	Expiration	Appreciation	Unrealized Gain
(0)	Eurodollar	Deutsche Bank	27,671	12/13/2021	1	0.00%
					1

	TOTAL FUTURES CONTRACTS				$15,350

PURCHASED PUT OPTION*

						Percentage of
		Notional Value at			Unrealized	Total Return Swap
Description	Counterparty	November 30, 2020	Expiration	Strike Price	Appreciation	Unrealized Gain
PLN/EUR	Deutsche Bank	30,080	5/18/2021	4.30	$88	0.14%
					88

WRITTEN PUT OPTION*

						Percentage of
		Notional Value at			Unrealized	Total Return Swap
Description	Counterparty	November 30, 2020	Expiration	Strike Price	Depreciation	Unrealized Loss
PLN/EUR	Deutsche Bank	(30,080)	5/18/2021	4.15	$(14)	(0.02)%
					(14)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

FORWARD CURRENCY CONTRACTS +*

								Percentage of
							Unrealized	Total Return Swap
Settlement	Units to					US Dollar	Appreciation /	Unrealized
Date	Receive/Deliver	Counterparty		In Exchange For		Value	(Depreciation)	Gain/Loss
To Buy:
11/30/2020	4,646,908	Deutsche Bank	JPY	44,515	USD	44,485	(29)	(0.05)%
12/1/2020	11,024,163	Deutsche Bank	JPY	105,739	USD	105,829	89	0.14%
12/21/2020	221,523	Deutsche Bank	NOK	24,425	USD	25,004	579	0.93%
							639
To Sell:
11/30/2020	47,583	Deutsche Bank	USD	56,686	EUR	47,819	236	0.38%
12/16/2020	27,247	Deutsche Bank	USD	20,279	AUD	27,019	(229)	(0.37)%
12/16/2020	24,523	Deutsche Bank	USD	29,405	EUR	24,449	(74)	(0.12)%
12/21/2020	30,992	Deutsche Bank	USD	36,682	EUR	31,386	394	0.63%
							327

							$966
	TOTAL FORWARD CURRENCY CONTRACTS

	All Other Investments						45,991
	Total Unrealized Appreciation of Swap						$62,381

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

PLN - Poland zloty

USD - U.S. Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS*

Number of			Notional Value at
Contracts	Open Long Future Contracts	Counterparty	November 30, 2020	Expiration
0	3 Month Euro Euribor Future	Goldman Sachs	$5,933	3/15/2021
0	3 Month Euro Euribor Future	Goldman Sachs	5,934	6/14/2021
0	3 Month Euro Euribor Future	Goldman Sachs	5,934	9/13/2021
0	3 Month Euro Euribor Future	Goldman Sachs	5,935	12/13/2021
0	3 Month Euro Euribor Future	Goldman Sachs	5,935	3/14/2022
0	90 Day Sterling Future	Goldman Sachs	16,727	3/17/2021
0	90 Day Sterling Future	Goldman Sachs	16,734	6/16/2021
0	90 Day Sterling Future	Goldman Sachs	16,739	9/15/2021
0	90 Day Sterling Future	Goldman Sachs	16,741	12/15/2021
0	90 Day Eurodollar Future	Goldman Sachs	15,140	3/14/2022
0	90 Day Sterling Future	Goldman Sachs	16,742	3/16/2022
0	CBOT 2 Year US Treasury Note Future	Goldman Sachs	16,737	3/31/2021
0	CBOT 2 Year US Treasury Note Future	Goldman Sachs	30,244	3/31/2021
0	CBOT 5 Year US Treasury Note	Goldman Sachs	12,919	3/31/2021
0	CBOT 10 Year US Treasury Note	Goldman Sachs	4,366	3/22/2021
0	CBOT Corn Future	Goldman Sachs	6,770	5/14/2021
0	CBOT Soybean Future	Goldman Sachs	10,516	5/14/2021
0	CME 3 Month Eurodollar Future	Goldman Sachs	15,132	3/15/2021
0	CME 3 Month Eurodollar Future	Goldman Sachs	15,135	6/14/2021
0	CME 3 Month Eurodollar Future	Goldman Sachs	15,134	9/13/2021
0	CME 3 Month Eurodollar Future	Goldman Sachs	15,131	12/13/2021
0	Cotton No.2 Future	Goldman Sachs	3,568	5/6/2021
0	Eurex 5 Year Euro BOBL Future	Goldman Sachs	29,585	12/8/2020
0	LME Copper Future	Goldman Sachs	3,532	4/19/2021
0	LME Copper Future	Goldman Sachs	3,925	5/17/2021
0	LME Zinc Future	Goldman Sachs	3,487	4/19/2021
0	LME Zinc Future	Goldman Sachs	3,879	5/17/2021
0	NYBOT CSC C Coffee Future	Goldman Sachs	5,442	5/18/2021
0	Wheat Future (CBT)	Goldman Sachs	5,251	5/14/2021

Number of			Notional Value at
Contracts	Open Short Future Contracts	Counterparty	November 30, 2020	Expiration
0	CBOT Corn Future	Goldman Sachs	6,039	3/12/2021
0	CBOT Soybean Future	Goldman Sachs	4,307	1/14/2021
0	CBOT Soybean Future	Goldman Sachs	4,790	3/12/2021
0	CBOT US Long Bond Future	Goldman Sachs	6,333	3/22/2021
0	CBOT Wheat Future	Goldman Sachs	4,692	3/12/2021
0	Eurex 10 Year Euro BUND Future	Goldman Sachs	14,681	12/8/2020
0	Eurex 2 Year Euro SCHATZ Future	Goldman Sachs	10,238	3/8/2021
0	Eurex 2 Year Euro SCHATZ Future	Goldman Sachs	5,119	12/8/2020
0	LME Copper Future	Goldman Sachs	3,481	1/18/2021
0	LME Copper Future	Goldman Sachs	3,869	2/15/2021
0	LME Zinc Future	Goldman Sachs	3,398	1/18/2021
0	LME Zinc Future	Goldman Sachs	3,783	2/15/2021
0	NYBOT CSC C Coffee Future	Goldman Sachs	5,152	3/19/2021
0	NYBOT CTN Number 2 Cotton Future	Goldman Sachs	3,218	3/9/2021
0	TSE Japanese 10 Year Bond Futures	Goldman Sachs	11,994	12/10/2020

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Short Equity Forwards	Counterparty	November 30, 2020	Expiration	Exercise Price	Market Value
(1)	Amazon.com, Inc.	Goldman Sachs	3,291	1/15/2021	$3,170.00	$(1)
(24)	Apple, Inc.	Goldman Sachs	2,876	12/18/2020	$119.00	(2)
(41)	Apple, Inc.	Goldman Sachs	4,825	1/15/2021	$120.00	33
(1)	S&P 500 Index	Goldman Sachs	4,742	12/4/2020	$3,620.00	(13)
						17

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	November 30, 2020	Expiration	Exercise Price	Market Value
(0)	S&P 500 Index	Goldman Sachs	51,109	12/4/2020	$3,400	(12)
(0)	S&P 500 Index	Goldman Sachs	122,636	12/4/2020	$3,430	(35)
						(47)

*	The GS i-Select invests in 15 Portfolio Constituents which do not trade individual futures, therefore the Futures do not have any individual unrealized gains/losses.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2020

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Canadian Dollar	12/23/2020	BNY	63,959	$49,365	$467
Japanese Yen	12/23/2020	BNY	2,538,106	24,354	(66)
Swiss Franc	12/23/2020	BNY	3,353	3,707	24
				77,426	$425

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Depreciation
To Sell:
Australian Dollar	12/23/2020	BNY	(28,002)	$(20,639)	$(176)
British Pound	12/23/2020	BNY	(70,972)	(94,791)	(615)
Euro	12/23/2020	BNY	(63,022)	(75,447)	(613)
Mexican Peso	12/23/2020	BNY	(456,212)	(22,581)	(146)
				$(213,458)	$(1,550)

Total Unrealized Depreciation On Forward Currency Contracts					$(1,125)

*	BNY- Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	ASSET BACKED SECURITIES - 67.4%
	AUTO LOAN - 0.7%
$1,400,000	Foursight Capital Automobile Receivables Trust 2020-1 (c)		4.620		6/15/2027	$1,404,539

	CDO - 6.4%
117,926	ARCap 2003-1 Resecuritization Trust (c)		7.110		8/20/2038	112,103
1,120,879	Aspen Funding I Ltd.		9.060		7/10/2037	1,206,705
8,058,592	DWRS 2016-1 (c)		1.044		4/23/2032	2,578,749
5,396,000	Trapeza Cdo Xii Ltd. (a,c)	3 Month LIBOR + 0.46%	0.694		4/6/2042	3,777,200
3,000,000	Trapeza Cdo Xiii Ltd. (a,c)	3 Month LIBOR + 0.43%	0.643		11/9/2042	2,100,000
3,000,000	Tropic CDO IV Ltd. (a,c)	3 Month LIBOR + 1.00%	1.237		4/15/2035	2,340,000
						12,114,757
	CLO - 10.9%
750,000	BlueMountain CLO 2013-2 Ltd. (a,c)	3 Month LIBOR + 1.30%	1.516		10/22/2030	727,317
1,000,000	Deerpath Capital CLO 2018-1 Ltd. (a,c)	3 Month LIBOR + 3.50%	3.737		1/15/2031	1,005,230
1,000,000	Deerpath Capital CLO 2020-1 Ltd. (a,c)	3 Month LIBOR + 3.90%	4.118		4/17/2032	1,006,750
500,000	Ellington Clo III Ltd. (a,c)	3 Month LIBOR + 3.74%	3.958		7/20/2030	448,964
200,000	GC FTPYME Pastor 4 FTA (a)	3 Month Euro LIBOR + 2.40%	1.892		7/15/2045	128,342
750,000	Halcyon Loan Advisors Funding 2013-1 Ltd. (a,c)	3 Month LIBOR + 3.50%	3.737		4/15/2025	716,207
3,210,000	Halcyon Loan Advisors Funding 2013-2 Ltd. (a,c)	3 Month LIBOR + 3.80%	4.014		8/1/2025	2,791,958
4,000,000	Halcyon Loan Advisors Funding 2014-2 Ltd. (a,c)	3 Month LIBOR + 2.70%	2.922		4/28/2025	3,998,000
1,500,000	Halcyon Loan Advisors Funding 2014-3 Ltd. (a,c)	3 Month LIBOR + 3.65%	3.866		10/22/2025	1,199,001
500,000	Peaks CLO 2 Ltd. (a,c)	3 Month LIBOR + 3.60%	3.818		7/20/2031	500,618
500,000	Steele Creek Clo 2018-2 Ltd. (a,c)	3 Month LIBOR + 3.40%	3.620		8/18/2031	454,980
1,000,000	Telos CLO 2014-5 Ltd. (a,c)	3 Month LIBOR + 1.48%	1.698		4/17/2028	970,119
1,365,000	Z Capital Credit Partners CLO 2015-1 Ltd. (a,c)	3 Month LIBOR + 1.45%	1.680		7/16/2027	1,338,634
1,000,000	Z Capital Credit Partners CLO 2018-1 Ltd. (a,c)	3 Month LIBOR + 2.45%	2.680		1/16/2031	1,000,090
1,000,000	Z Capital Credit Partners CLO 2019-1 Ltd. (a,c)	3 Month LIBOR + 5.25%	5.480		7/15/2031	1,007,060
2,000,000	Zais Clo 2 Ltd. (a,c)	3 Month LIBOR + 3.65%	3.865		7/25/2026	2,001,700
1,000,000	Zais Clo 11 Ltd. (a,c)	3 Month LIBOR + 2.90%	3.118		1/20/2032	919,912
500,000	Zais Clo 13 Ltd. (a,c)	3 Month LIBOR + 4.52%	4.757		7/15/2032	473,542
						20,688,424
	CMO - 26.5%
761,713	Adjustable Rate Mortgage Trust 2005-6A (a)	1 Month LIBOR + 0.84%	0.990		11/25/2035	313,114
55,404	Adjustable Rate Mortgage Trust 2005-10 (b)		2.861		1/25/2036	51,803
172,294	Agate Bay Mortgage Trust 2014-3 (b,c)		3.809		11/25/2044	175,929
66,413	Alternative Loan Trust 1998-4 (d)		6.592		8/25/2028	69,724
29,595	Alternative Loan Trust 2003-22CB		5.750		12/25/2033	30,877
190,309	Alternative Loan Trust 2003-J3		5.250		11/25/2033	196,414
8,096	Alternative Loan Trust 2004-15 (b)		2.921		9/25/2034	7,079
20,581	Alternative Loan Trust 2004-16CB		5.500		7/25/2034	21,317
1,520,449	Alternative Loan Trust 2004-24CB		6.000		11/25/2034	1,546,600
640,109	Alternative Loan Trust 2004-28CB		5.750		1/25/2035	648,631
119,458	Alternative Loan Trust 2004-28CB		6.000		1/25/2035	119,690
177,449	Alternative Loan Trust 2004-J10		6.000		9/25/2034	186,678
814,715	Alternative Loan Trust 2004-J10		5.500		11/25/2034	837,217
117,141	Alternative Loan Trust 2004-J10		5.000		10/25/2053	118,294
84,010	Alternative Loan Trust 2004-J11		7.250		8/25/2032	91,300
180,386	Alternative Loan Trust 2004-J8		7.000		8/25/2034	181,448
79,366	Alternative Loan Trust 2005-14 (a)	1 Month LIBOR + 0.21%	0.360		5/25/2035	74,325
51,757	Alternative Loan Trust 2005-3CB		5.000		3/25/2035	47,102
61,254	Alternative Loan Trust 2005-54CB		5.500		11/25/2035	58,816
214,767	Alternative Loan Trust 2005-6CB		5.500		4/25/2035	214,127
242,772	Alternative Loan Trust 2005-72 (a)	1 Month LIBOR + 0.60%	0.750		1/25/2036	202,011
74,305	Alternative Loan Trust 2005-J11		5.500		11/25/2035	61,032
53,318	Alternative Loan Trust 2005-J11		6.000		10/25/2035	38,599
206,873	Alternative Loan Trust 2005-J8		5.500		7/25/2035	186,042
107,851	Alternative Loan Trust 2006-40T1		6.000		12/25/2036	49,926
50,000	Alternative Loan Trust Resecuritization 2005-12R		6.000		11/25/2034	49,277
120,401	American Home Mortgage Investment Trust 2004-1 (a)	6 Month LIBOR + 2.00%	2.243		4/25/2044	105,415
27,769	Banc of America Alternative Loan Trust 2003-8		5.500		10/25/2033	27,951
211,322	Banc of America Alternative Loan Trust 2006-3		6.000		4/25/2036	196,902
69,416	Banc of America Funding 2005-E Trust (a)	COF 11 + 1.43%	1.953		6/20/2035	58,135
140,657	Banc of America Funding 2007-2 Trust		6.000		3/25/2037	28,853
27,037	Banc of America Funding Corp. (c)		6.000		9/25/2037	27,030
28,654	Banc of America Mortgage 2002-L Trust (b)		3.239		12/25/2032	23,896
59,120	Banc of America Mortgage 2005-F Trust (b)		2.743		7/25/2035	51,427
546,188	BCAP LLC 2010-RR2 Trust (b,c)		5.000		12/26/2036	551,139
8,629	Bear Stearns ALT-A Trust 2004-11 (b)		2.866		11/25/2034	8,540
87,517	Bear Stearns ARM Trust 2003-5 (b)		3.136		8/25/2033	85,665
9,488	Bear Stearns ARM Trust 2003-7 (b)		2.751		10/25/2033	9,594
205,256	Bear Stearns ARM Trust 2004-1 (b)		3.756		4/25/2034	199,271
154,152	Bear Stearns ARM Trust 2004-6 (b)		2.710		9/25/2034	135,655
71,431	Bear Stearns ARM Trust 2004-10 (b)		3.180		1/25/2035	74,882
88,375	Bella Vista Mortgage Trust 2004-1 (a)	1 Month LIBOR + 0.70%	0.849		11/20/2034	83,450
621,358	Bella Vista Mortgage Trust 2005-1 (a)	1 Month LIBOR + 0.54%	0.686		2/22/2035	598,583
225,000	Bellemeade Re 2019-4 Ltd. (a,c)	1 Month LIBOR + 2.50%	2.650		10/25/2029	221,818
540,732	Cascade Funding Mortgage Trust 2018-RM2 (b,c)		0.000	@	10/25/2068	519,289
263,584	Cascade Funding Mortgage Trust 2019-RM3 (b,c)		4.000		6/25/2069	239,410
130,756	CDMC Mortgage Pass-Through Certificates Series 2004-4 (b)		5.529		9/25/2034	133,529
88,293	Chase Mortgage Finance Trust Series 2004-S2		5.500		2/25/2034	90,650

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	ASSET BACKED SECURITIES - 67.4% (Continued)
	CMO - 26.5% (Continued)
$330,957	Chase Mortgage Finance Trust Series 2007-S3		6.000		5/25/2037	$84,100
592,348	Chase Mortgage Finance Trust Series 2007-S3		0.000	@	5/25/2037	232,360
142,455	CHL Mortgage Pass-Through Trust 2002-19		6.250		11/25/2032	140,479
50,400	CHL Mortgage Pass-Through Trust 2003-60 (b)		3.991		2/25/2034	47,660
175,780	CHL Mortgage Pass-Through Trust 2003-HYB1 (b)		3.715		5/19/2033	166,591
50,723	CHL Mortgage Pass-Through Trust 2004-3		5.750		4/25/2034	51,930
185,572	CHL Mortgage Pass-Through Trust 2004-5		5.500		5/25/2034	187,632
161,845	CHL Mortgage Pass-Through Trust 2004-6 (b)		3.659		5/25/2034	161,579
133,831	CHL Mortgage Pass-Through Trust 2004-9		5.250		6/25/2034	133,889
58,523	CHL Mortgage Pass-Through Trust 2004-14 (b)		2.662		8/25/2034	56,248
224,462	CHL Mortgage Pass-Through Trust 2004-23 (b)		2.113		11/25/2034	184,620
115,078	CHL Mortgage Pass-Through Trust 2004-HYB2 (b)		3.991		7/20/2034	109,151
95,241	CHL Mortgage Pass-Through Trust 2004-HYB5 (b)		2.771		4/20/2035	89,274
416,542	CHL Mortgage Pass-Through Trust 2004-J5		5.500		7/25/2034	420,365
97,792	CHL Mortgage Pass-Through Trust 2004-J9		5.500		1/25/2035	100,557
740,514	CHL Mortgage Pass-Through Trust 2005-J2		5.000		8/25/2035	587,569
150,474	CHL Mortgage Pass-Through Trust 2006-J1		6.000		2/25/2036	101,894
56,317	CHL Mortgage Pass-Through Trust 2007-15		6.500		9/25/2037	34,448
41,748	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-7		5.000		10/25/2021	42,871
153,211	Citicorp Mortgage Securities Trust Series 2007-2		0.000	@	2/25/2037	104,376
121,131	Citigroup Global Markets Mortgage Securities VII, Inc. (b)		5.767		7/25/2024	75,100
14,530	Citigroup Global Markets Mortgage Securities VII, Inc. (b)		3.389		9/25/2032	12,792
500,000	Citigroup Mortgage Loan Trust 2010-7 (b,c)		4.899		7/25/2036	494,883
57,389	Citigroup Mortgage Loan Trust 2010-9 (c,d)		5.702		3/25/2037	56,587
667,830	Citigroup Mortgage Loan Trust, Inc. (a,c)	1 Month LIBOR + 0.40%	0.550		1/25/2029	582,387
77,147	Citigroup Mortgage Loan Trust, Inc.		6.750		8/25/2034	84,180
91,813	CitiMortgage Alternative Loan Trust Series 2007-A6		6.000		6/25/2037	92,538
300,000	COLT 2020-2 Mortgage Loan Trust (b,c)		5.250		3/25/2065	319,157
566,926	Credit Suisse First Boston Mortgage Securities Corp. (b)		7.194		1/25/2032	555,127
125,912	Credit Suisse First Boston Mortgage Securities Corp.		5.500		6/25/2033	128,873
1,259,797	Credit Suisse First Boston Mortgage Securities Corp.		5.250		7/25/2033	1,305,462
30,183	Credit Suisse First Boston Mortgage Securities Corp.		5.250		9/25/2033	31,270
410,015	Credit Suisse First Boston Mortgage Securities Corp.		5.500		10/25/2033	432,634
136,672	Credit Suisse First Boston Mortgage Securities Corp.		5.500		10/25/2033	143,981
373,578	Credit Suisse First Boston Mortgage Securities Corp.		5.500		10/25/2034	358,040
3,585,310	Credit Suisse First Boston Mortgage Securities Corp. (a)	1 Month LIBOR + 19.53%	19.112		9/25/2035	3,485,546
156,239	Credit Suisse First Boston Mortgage Securities Corp. (a)	1 Month LIBOR + 0.65%	0.800		9/25/2035	113,857
453,843	CSFB Mortgage-Backed Pass-Through Certificates Series 2002-9		7.500		3/25/2032	468,643
271,276	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 (b)		2.525		7/25/2033	269,720
118,616	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24 (b)		2.549		10/25/2033	121,273
228,420	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4		6.000		8/25/2034	238,720
8,714	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10		5.250		11/25/2022	4,333
61,752	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-3		5.750		7/25/2035	65,887
35,971	CSFB Mortgage-Backed Trust Series 2004-7		5.250		11/25/2034	37,420
316,803	CSMC Trust 2007-5R		6.500		7/26/2036	131,186
1,348,951	CSMC Trust 2010-16 (b,c)		3.370		6/25/2050	1,055,972
117,115	CSMC Series 2010-18R (b,c)		3.439		4/26/2038	113,740
14,900	CSMC Series 2014-2R (b,c)		3.000		1/27/2037	14,901
44,844	Deutsche Mortgage Sec Inc. Mort Loan Tr Ser 2004-1		5.500		9/25/2033	46,511
3,203	DLJ Mortgage Acceptance Corp.		6.750		1/25/2024	2,740
74,594	DSLA Mortgage Loan Trust 2004-AR4 (a)	1 Month LIBOR + 0.36%	0.510		1/19/2045	66,264
558,587	Fannie Mae Connecticut Avenue Securities (a)	1 Month LIBOR + 3.00%	3.150		7/25/2024	536,254
245,138	Fannie Mae Connecticut Avenue Securities (a)	1 Month LIBOR + 2.20%	2.350		1/25/2030	241,607
345,126	Fannie Mae Trust 2005-W3 (b)		3.691		4/25/2045	357,205
96,223	First Horizon Alternative Mortgage Securities Trust 2007-FA4		6.250		8/25/2037	66,114
86,450	First Horizon Mortgage Pass-Through Trust 2005-AR5 (b)		2.625		10/25/2035	50,775
71,548	First Horizon Mortgage Pass-Through Trust 2005-AR5 (b)		2.625		11/25/2035	62,934
193,113	First Horizon Mortgage Pass-Through Trust 2006-AR3 (b)		2.505		11/25/2036	148,033
36,024	Freddie Mac Structured Pass-Through Certificates (a)	12 Month TA + 1.40%	1.943		7/25/2044	36,568
151,907	GMACM Mortgage Loan Trust 2004-J2		5.750		6/25/2034	155,514
25,210	GMACM Mortgage Loan Trust 2005-AR3 (b)		3.509		6/19/2035	24,075
2,153,582	GMACM Mortgage Loan Trust 2005-AR4 (b)		3.716		7/19/2035	2,065,169
1,795,632	GSMPS Mortgage Loan Trust (b,c)		8.500		6/19/2029	1,727,355
1,236,912	GSMPS Mortgage Loan Trust 2004-4 (a,c)	1 Month LIBOR + 0.40%	0.550		6/25/2034	1,049,051
231,989	GSMPS Mortgage Loan Trust 2004-4 (c)		7.500		6/25/2034	249,026
47,115	GSMPS Mortgage Loan Trust 2005-RP2 (a,c)	1 Month LIBOR + 0.35%	0.500		3/25/2035	42,963
151,647	GSMPS Mortgage Loan Trust 2005-RP3 (a,c)	1 Month LIBOR + 0.35%	0.500		9/25/2035	126,786
30,392	GSR Mortgage Loan Trust 2003-13 (b)		2.787		10/25/2033	30,030
133,366	GSR Mortgage Loan Trust 2004-13F		4.250		11/25/2034	138,216
56,635	GSR Mortgage Loan Trust 2005-4F		6.500		2/25/2035	57,675
32,818	GSR Mortgage Loan Trust 2005-8F		6.000		11/25/2035	21,431
172,680	GSR Mortgage Loan Trust 2005-AR1 (b)		3.300		1/25/2035	166,904
26,073	GSR Mortgage Loan Trust 2005-AR3 (a)	1 Month LIBOR + 0.44%	0.590		5/25/2035	23,349
42,464	GSR Mortgage Loan Trust 2005-AR6 (b)		3.640		9/25/2035	42,995
169,810	GSR Mortgage Loan Trust 2006-1F		6.000		2/25/2036	127,072
109,790	GSR Mortgage Loan Trust 2007-AR2 (b)		3.459		5/25/2037	88,501
85,000	HomeBanc Mortgage Trust 2005-3 (a)	1 Month LIBOR + 0.51%	0.660		7/25/2035	84,950
75,432	Homeward Opportunities Fund I Trust 2018-1 (b,c)		3.766		6/25/2048	75,997
241,025	HSI Asset Loan Obligation Trust 2007-1		6.500		6/25/2037	134,637

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	ASSET BACKED SECURITIES - 67.4% (Continued)
	CMO - 26.5% (Continued)
$135,901	Impac CMB Trust Series 2003-2F (d)		6.570		1/25/2033	$138,562
56,930	Impac CMB Trust Series 2004-7 (a)	1 Month LIBOR + 1.80%	1.950		11/25/2034	58,475
344,462	Impac Secured Assets CMN Owner Trust		6.000		8/25/2033	357,421
339,443	Impac Secured Assets Trust 2006-1 (a)	1 Month LIBOR + 0.35%	0.500		5/25/2036	318,560
13,011	IndyMac INDX Mortgage Loan Trust 2004-AR11 (b)		3.027		12/25/2034	13,208
60,706	IndyMac INDX Mortgage Loan Trust 2005-AR15 (b)		3.173		9/25/2035	58,394
267,393	JP Morgan Alternative Loan Trust (a)	1 Month LIBOR + 7.15%	7.000		12/25/2035	80,300
39,726	JP Morgan Mortgage Trust 2004-S2		6.000		11/25/2034	40,083
55,505	JP Morgan Mortgage Trust 2005-A7 (b)		3.070		10/25/2035	56,421
31,100	JP Morgan Mortgage Trust 2006-A4 (b)		3.691		6/25/2036	26,348
44,771	JP Morgan Mortgage Trust 2007-A1 (b)		3.197		7/25/2035	44,935
1,498,313	Legacy Mortgage Asset Trust 2019-SL3 (c,d)		3.474		11/25/2061	1,504,906
40,646	MASTR Adjustable Rate Mortgages Trust 2003-1 (b)		2.750		12/25/2032	37,064
31,141	MASTR Adjustable Rate Mortgages Trust 2003-2 (b)		3.108		7/25/2033	31,050
124,326	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		2.448		12/25/2033	121,356
25,610	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		3.125		12/25/2033	25,529
244,889	MASTR Alternative Loan Trust 2003-3 (b)		6.144		5/25/2033	240,123
66,518	MASTR Alternative Loan Trust 2003-7		6.500		12/25/2033	71,056
270,796	MASTR Alternative Loan Trust 2004-1		5.500		2/25/2034	282,046
611,949	MASTR Alternative Loan Trust 2004-3		6.500		4/25/2034	650,355
56,995	MASTR Alternative Loan Trust 2004-4		5.500		5/25/2034	59,331
635,511	MASTR Alternative Loan Trust 2004-6		6.500		7/25/2034	632,108
63,312	MASTR Alternative Loan Trust 2004-7		6.000		6/25/2034	68,262
2,420	MASTR Alternative Loan Trust 2005-1		5.500		1/25/2023	2,357
300,341	MASTR Alternative Loan Trust 2005-2		5.000		3/25/2043	275,586
57,048	MASTR Alternative Loan Trust 2007-1		0.000		10/25/2036	37,015
866,226	MASTR Alternative Loan Trust 2007-HF1		0.000		10/25/2047	91,656
25,778	MASTR Asset Securitization Trust 2003-12		5.000		12/25/2033	26,387
27,253	MASTR Asset Securitization Trust 2004-1		5.500		2/25/2034	27,513
121,925	MASTR Asset Securitization Trust 2005-1		5.500		5/25/2035	105,802
23,593	MASTR Reperforming Loan Trust 2005-2 (c)		8.000		5/25/2035	23,474
307,828	MASTR Reperforming Loan Trust 2006-2 (b,c)		3.746		5/25/2036	300,125
40,714	Merrill Lynch Mortgage Investors Trust Series 2003-A6 (b)		2.660		9/25/2033	39,556
96,101	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 (b)		2.565		5/25/2036	89,847
32,498	Morgan Stanley Dean Witter Capital I Inc. Trust 2003-HYB1 (b)		2.045		3/25/2033	32,508
52,363	Morgan Stanley Mortgage Loan Trust 2004-8AR (b)		1.567		10/25/2034	47,421
55,144	Morgan Stanley Mortgage Loan Trust 2004-8AR (b)		2.834		10/25/2034	57,934
103,815	Morgan Stanley Mortgage Loan Trust 2005-10		6.000		12/25/2035	71,584
131,678	Morgan Stanley Mortgage Loan Trust 2006-1AR		0.650		2/25/2036	534
36,912	Morgan Stanley Mortgage Loan Trust 2006-8AR (b)		2.407		6/25/2036	36,270
290,267	MortgageIT Trust 2004-2 (a)	1 Month LIBOR + 3.23%	3.375		12/25/2034	294,551
607,736	MortgageIT Trust 2005-3 (a)	1 Month LIBOR + 0.80%	0.945		8/25/2035	600,287
214,310	NACC Reperforming Loan REMIC Trust 2004-R1 (c)		7.500		3/25/2034	220,665
96,996	National City Mortgage Capital Trust		6.000		3/25/2038	99,504
165,168	New Residential Mortgage Loan Trust 2020-1 (b,c)		3.500		10/25/2059	176,345
130,412	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 (d)		5.957		3/25/2047	136,054
109,311	OBX 2018-EXP1 Trust (b,c)		4.500		4/25/2048	110,687
3,044	PHH Mortgage Trust Series 2008-CIM1 (a)	1 Month LIBOR + 2.25%	2.399		5/25/2038	3,080
700,063	PHHMC Series 2005-4 Trust (b)		5.317		7/18/2035	712,878
60,315	RAAC Series 2005-SP1 Trust		7.000		9/25/2034	62,668
223,485	Radnor RE 2019-1 Ltd. (a,c)	1 Month LIBOR + 1.95%	2.100		2/25/2029	223,652
137,806	RALI Series 2005-QA12 Trust (b)		4.169		12/25/2035	83,509
35,207	RBSGC Mortgage Loan Trust 2007-B (b)		4.440		7/25/2035	32,273
637,748	RBSGC Structured Trust 2008-A (c)		5.500		11/25/2035	624,749
61,316	RBSSP Resecuritization Trust 2009-1 (b,c)		6.000		8/26/2035	62,947
110,420	RBSSP Resecuritization Trust 2009-10 (b,c)		18.368		1/26/2037	136,402
243,455	Resecuritization Pass-Through Trust 2005-8R		6.000		10/25/2034	248,426
11,000	Residential Asset Securitization Trust 2002-A12		5.750		11/25/2032	11,379
218,000	Residential Asset Securitization Trust 2003-A10		5.200		9/25/2033	222,115
216,438	Residential Asset Securitization Trust 2003-A15 (b)		5.601		2/25/2034	188,765
20,258	Residential Asset Securitization Trust 2004-A3		5.250		6/25/2034	20,244
43,393	RFMSI Series 2005-SA4 Trust (b)		2.888		9/25/2035	39,527
200,000	RMF Buyout Issuance Trust 2020-1 (b,c)		4.191		2/25/2030	182,820
7,954	Ryland Mortgage Securities Corp. (b)		0.000	@	4/29/2030	7,869
48,033	Seasoned Credit Risk Transfer Trust Series 2017-3 (c)		0.000	@	7/25/2056	6,599
250,000	Seasoned Credit Risk Transfer Trust Series 2020-2 (b,c)		4.250		11/25/2059	250,761
29,608	Sequoia Mortgage Trust 2004-8 (a)	1 Month LIBOR + 0.70%	0.847		9/20/2034	29,045
61,597	Sequoia Mortgage Trust 2004-10 (a)	1 Month LIBOR + 0.62%	0.767		11/20/2034	59,628
96,765	Sequoia Mortgage Trust 2005-2 (a)	1 Month LIBOR + 0.22%	0.367		3/20/2035	94,165
82,973	Sequoia Mortgage Trust 2013-12 (c)		4.000		12/25/2043	84,081
4,500,000	Silver Hill Trust 2019-SBC1 (b,c)		4.178		11/25/2049	4,201,816
481,721	Structured Adjustable Rate Mortgage Loan Trust Series 2005-15 (b)		3.314		7/25/2035	361,601
12,221	Structured Adjustable Rate Mortgage Loan Trust Series 2006-8 (a)	1 Month LIBOR + 0.38%	0.530		9/25/2036	11,043
675,818	Structured Asset Securities Corp. (b)		2.843		12/25/2033	680,227
41,043	Structured Asset Securities Corp. (a)	1 Month LIBOR + 0.78%	0.929		12/25/2033	37,132
21,136	Structured Asset Securities Corp. (d)		5.163		2/25/2034	21,545
111,731	Structured Asset Securities Corp. (a,c)	1 Month LIBOR + 0.35%	0.500		4/25/2035	97,446
70,693	Structured Asset Securities Corp. Mortgage Passthrough Certificates Series 2003 40A (b)		3.102		1/25/2034	72,429

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 67.4% (Continued)
	CMO - 26.5% (Continued)
$83,652	Verus Securitization Trust 2018-2 (b,c)		3.677	6/1/2058	$84,369
593,000	Verus Securitization Trust 2020-INV1 (b,c)		5.500	4/25/2060	633,512
538,000	Vista Point Securitization Trust 2020-1 (b,c)		4.151	3/25/2065	561,552
35,464	WaMu Mortgage Pass-Through Certificates Series 2002-AR2 Trust (a)	COF 11 + 1.25%	1.773	2/27/2034	35,604
77,732	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust (b)		3.575	1/25/2033	74,234
47,827	WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust (b)		2.713	8/25/2033	47,672
58,300	WaMu Mortgage Pass-Through Certificates Series 2003-S3 Trust		5.500	6/25/2033	61,088
614,507	WaMu Mortgage Pass-Through Certificates Series 2003-S4 (b)		5.633	6/25/2033	635,042
133,709	WaMu Mortgage Pass-Through Certificates Series 2003-S5 Trust		5.500	6/25/2033	136,221
74,859	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 Trust (a)	1 Month LIBOR + 0.64%	0.790	1/25/2045	74,611
68,975	WaMu Mortgage Pass-Through Certificates Series 2006-AR11 Trust (a)	COF 11 + 1.50%	2.023	9/2/2046	68,621
88,438	WaMu Mortgage Pass-Through Certificates Series 2006-AR2 Trust (b)		3.688	3/25/2036	85,609
187,633	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 Trust (b)		3.117	8/25/2046	171,684
109,249	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS2 Trust		5.750	2/25/2033	111,736
112,837	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS9 Trust		7.500	4/25/2033	116,474
17,198	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2005-RA1 Trust (b,c)		3.527	1/25/2035	14,572
					50,529,936
	HOME EQUITY - 5.0%
68,106	ABFC 2004-OPT2 Trust (a)	1 Month LIBOR + 0.56%	0.710	10/25/2033	62,113
114,659	American Residential Home Equity Loan Trust 1998-1 (a)	1 Month LIBOR + 2.18%	2.325	5/25/2029	114,616
41,078	Argent Securities Inc Asset Back Pass Thr Certs Ser 2004 W2 (d)		4.403	4/25/2034	43,551
43,412	Bayview Financial Acquisition Trust (d)		6.096	12/28/2036	45,255
741,329	Bayview Financial Asset Trust 2007-SSR1 (a,c)	1 Month LIBOR + 0.45%	2.927	3/25/2037	678,780
649,191	Bayview Financial Revolving Asset Trust 2004-B (a,c)	1 Month LIBOR + 1.00%	1.147	5/28/2039	567,419
177,898	Bear Stearns Asset Backed Securities I Trust 2004-FR2 (a)	1 Month LIBOR + 2.10%	2.250	6/25/2034	161,569
880,915	Bear Stearns Asset Backed Securities Trust 2003-2 (a)	1 Month LIBOR + 1.80%	1.950	3/25/2043	888,058
310,299	Bear Stearns Home Loan Owner Trust 2001-A (d)		10.500	2/15/2031	322,944
860,555	CDC Mortgage Capital Trust 2004-HE1 (a)	1 Month LIBOR + 0.86%	1.005	6/25/2034	933,592
256,213	Chase Funding Loan Acquisition Trust Series 2004-AQ1 (a)	1 Month LIBOR + 2.93%	3.075	5/25/2034	256,236
490,608	Credit Suisse First Boston Mortgage Securities Corp. (a,c)	1 Month LIBOR + 0.85%	1.000	5/25/2044	467,110
239,090	Delta Funding Home Equity Loan Trust 1999-2 (a)	1 Month LIBOR + 0.64%	0.781	8/15/2030	215,948
191,705	Delta Funding Home Equity Loan Trust 1999-3 (d)		8.061	9/15/2029	194,740
376,660	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.38%	0.525	2/27/2035	345,122
299,396	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.41%	0.556	2/27/2035	272,166
96,041	First Alliance Mortgage Loan Trust 1999-1 (d)		7.180	6/20/2030	97,416
133,439	GE Capital Mortgage Services Inc 1999-HE1 Trust (b)		6.700	4/25/2029	139,695
59,253	Home Loan Mortgage Loan Trust 2005-1 (a)	1 Month LIBOR + 0.72%	0.861	4/15/2036	49,453
336,366	Mastr Asset Backed Securities Trust 2005-NC1 (a)	1 Month LIBOR + 0.75%	0.900	12/25/2034	332,647
56,323	Morgan Stanley Dean Witter Capital I Inc Trust 2001-AM1 (a)	1 Month LIBOR + 1.28%	1.425	2/25/2032	57,469
339,012	New Century Home Equity Loan Trust Series 2003-B (a)	1 Month LIBOR + 0.98%	1.125	10/25/2033	314,010
106,057	NovaStar Mortgage Funding Trust Series 2003-2 (a)	1 Month LIBOR + 4.73%	4.875	9/25/2033	109,193
51,215	Option One Mortgage Loan Trust 2002-3 (a)	1 Month LIBOR + 0.50%	0.650	8/25/2032	50,173
55,556	RASC Series 2005-EMX1 Trust (a)	1 Month LIBOR + 3.21%	3.360	3/25/2035	49,801
220,082	Renaissance Home Equity Loan Trust 2002-3 (a)	1 Month LIBOR + 2.55%	2.699	12/25/2032	220,984
60,693	Saxon Asset Securities Trust 2001-2 (d)		7.170	3/25/2029	66,114
347,929	Saxon Asset Securities Trust 2003-3 (d)		4.550	12/25/2033	356,421
73,127	Saxon Asset Securities Trust 2003-3 (a)	1 Month LIBOR + 2.40%	2.550	12/25/2033	72,307
605,195	Security National Mortgage Loan Trust 2005-2 (b,c)		6.213	2/25/2036	634,512
1,116,057	Security National Mortgage Loan Trust 2006-3 (b,c)		5.830	1/25/2037	1,119,307
213,328	Southern Pacific Secured Asset Corp.		7.320	5/25/2027	220,470
					9,459,191
	MANUFACTURED HOUSING - 0.5%
1,000,000	Cascade MH Asset Trust 2019-MH1 (b,c)		5.985	11/1/2044	997,305

	NON AGENCY CMBS - 12.3%
723,000	Arbor Multifamily Mortgage Securities Trust 2020-MF1 (c)		1.750	5/15/2053	613,057
1,000,000	Arbor Multifamily Mortgage Securities Trust 2020-MF1 (c)		1.750	5/15/2053	773,299
381,000	BAMLL Re-REMIC Trust 2016-FRR13 (b,c)		1.575	8/27/2045	371,909
175,000	Bancorp Commercial Mortgage 2018-CRE3 Trust (a,c)	1 Month LIBOR + 2.70%	2.841	1/15/2033	168,762
79,907	Bayview Commercial Asset Trust 2005-2 (a,c)	1 Month LIBOR + 1.15%	1.300	8/25/2035	59,320
3,205,441	Bayview Commercial Asset Trust 2007-2 (a,c)	1 Month LIBOR + 0.27%	0.420	7/25/2037	2,986,712
654,720	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.34%	0.490	7/25/2037	570,770
1,594,994	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.50%	0.650	7/25/2037	1,361,780
330,000	BMD2 Re-Remic Trust 2019-FRR1 (b,c)		3.498	5/25/2052	312,940
175,000	COMM 2012-LC4 Mortgage Trust (b)		4.934	12/10/2044	169,350
1,990,000	COMM 2013-GAM (c)		3.367	2/10/2028	1,898,810
1,000,000	CSAIL 2017-CX10 Commercial Mortgage Trust (c)		3.945	11/15/2037	961,215
120,000	CSMC 2014-USA OA LLC (c)		4.373	9/15/2037	95,438
100,000	CSMC 2018-SITE (c)		4.535	4/15/2036	97,603
18,014,000	CSMC Trust 2016-NXSR (b,c)		1.000	12/15/2049	762,587
550,000	GS Mortgage Securities Trust 2014-GC20 (b,c)		5.128	4/10/2047	314,409
500,000	Harvest Commercial Capital Loan Trust 2019-1 (b,c)		5.730	11/25/2031	417,077
2,366,000	Hudsons Bay Simon JV Trust 2015-HBS (c)		3.914	8/5/2034	2,128,797
1,453,251	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 (c)		5.337	5/15/2047	1,321,843
128,833	JP Morgan Chase Commercial Mortgage Securities Trust 2015-FL7 (a,c)	1 Month LIBOR + 3.75%	3.891	5/15/2028	114,969
357,056	JP Morgan Commercial Mortgage-Backed Securities Trust 2011-RR1 (b,c)		4.717	3/16/2046	356,630
53,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 (b)		3.708	5/15/2046	54,534
54,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 (c)		3.071	2/15/2048	46,880

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	ASSET BACKED SECURITIES - 67.4% (Continued)
	NON AGENCY CMBS - 12.3% (Continued)
$200,000.0	Morgan Stanley Capital I Trust 2015-MS1 (b,c)		4.166		5/15/2048	$172,274
49,424	Multi Security Asset Trust LP Commercial Mortgage-Backed Securities Pass-Through (b,c)		4.780		11/28/2035	15,161
2,000,000	New Orleans Hotel Trust 2019-HNLA (a,c)	1 Month LIBOR + 0.99%	1.130		4/15/2032	1,935,073
2,000,000	ReadyCap Commercial Mortgage Trust 2015-SBC2 (b,c)		5.132		6/25/2055	1,980,020
500,000	ReadyCap Commercial Mortgage Trust 2019-6 (b,c)		4.821		10/25/2052	447,516
445,000	UBS-Barclays Commercial Mortgage Trust 2012-C2 (b,c)		5.045		5/10/2063	230,396
2,144,000	Velocity Commercial Capital Loan Trust 2016-2 (b)		8.259		10/25/2046	2,203,850
2,722,357	Wachovia Bank Commercial Mortgage Trust Series 2004-C12 (b,c)		0.807		7/15/2041	5,837
100,000	WFRBS Commercial Mortgage Trust 2011-C3 (c)		4.740		3/15/2044	100,099
260,000	WFRBS Commercial Mortgage Trust 2011-C5 (b,c)		5.844		11/15/2044	264,550
100,000	WFRBS Commercial Mortgage Trust 2014-C24 (b)		4.204		11/15/2047	92,527
						23,405,994
	OTHER ABS - 2.1%
3,596,809	HANA SBA LOAN TRUST 2019-1 (a,c)	1 Month LIBOR + 2.00%	2.149		8/25/2045	3,479,684
5,424,000	LendingClub Issuance Trust Series 2016-NP1 (c)		0.000	@	6/15/2022	31,459
474,285	TRIP Rail Master Funding LLC (c)		6.024		7/15/2041	484,593
						3,995,736
	RESIDENTIAL MORTGAGE - 1.8%
300,000	CFMT 2020-HB3 LLC (b,c)		6.284		5/25/2030	303,150
11,785	Chase Funding Trust Series 2002-4 (a)	1 Month LIBOR + 0.74%	0.890		10/25/2032	11,689
80,921	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2 (a)	1 Month LIBOR + 0.66%	0.810		12/25/2035	72,495
344,026	Interstar Millennium Series 2004-4E Trust (a)	3 Month Euro LIBOR + 0.40%	0.000	@	11/14/2036	385,746
100,000	Mastr Specialized Loan Trust (a,c)	1 Month LIBOR + 0.75%	0.900		11/25/2035	98,762
832,501	Pretium Mortgage Credit Partners I 2020-NPL1 LLC (c,d)		2.858		5/27/2059	836,421
812,832	RAAC Series 2007-RP3 Trust (a,c)	1 Month LIBOR + 0.38%	0.530		10/25/2046	770,159
370,000	RAMP Series 2006-EFC1 Trust (a)	1 Month LIBOR + 0.43%	0.580		2/25/2036	343,609
527,273	Structured Asset Investment Loan Trust 2003-BC9 (a)	1 Month LIBOR + 3.15%	3.300		8/25/2033	535,687
						3,357,718
	STUDENT LOANS - 1.1%
41,750	AccessLex Institute (a)	3 Month LIBOR + 0.70%	0.915		1/25/2043	35,764
139,941	Collegiate Funding Services Education Loan Trust 2005-A (a)	3 Month LIBOR + 0.30%	0.533		12/28/2037	122,529
760,000	EdLinc Student Loan Funding Trust 2012-1 (a,c)	1 Month LIBOR + 4.24%	4.390		11/26/2040	825,079
707,254	EdLinc Student Loan Funding Trust 2017-A (a,c)	PRIME Rate - 1.15%	3.600		12/1/2047	657,969
168,700	GCO Education Loan Funding Master Trust-II (a,c)	1 Month LIBOR + 0.65%	0.798		8/27/2046	162,781
41,712	PHEAA Student Loan Trust 2015-1 (a,c)	1 Month LIBOR + 0.60%	0.750		10/25/2041	41,187
215,000	SLM Private Education Loan Trust 2010-C (a,c)	3 Month LIBOR + 4.75%	4.891		10/15/2041	233,688
65,000	SLM Student Loan Trust 2008-6 (a)	3 Month LIBOR + 1.85%	2.065		7/26/2083	58,572
40,000	SLM Student Loan Trust 2012-7 (a)	1 Month LIBOR + 1.80%	1.950		9/25/2043	38,231
						2,175,800
	WHOLE BUSINESS - 0.1%
205,208	Business Loan Express Business Loan Trust 2007-A (a,c)	1 Month LIBOR + 0.40%	0.547		10/20/2040	185,068

	TOTAL ASSET BACKED SECURITIES (Cost - $125,119,086)					128,314,468

	COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
	AGENCY CMBS - 1.8%
2,608,299	FREMF 2015-KF12 Mortgage Trust (a,c)	1 Month LIBOR + 7.10%	7.240		9/25/2022	2,429,229
189,554	Government National Mortgage Association (b)		0.894		4/16/2053	4,420
1,000,000	Multifamily Connecticut Avenue Securities Trust 2019-01 (a,c)	1 Month LIBOR + 3.25%	3.400		10/15/2049	926,682
						3,360,331
	CMO - 0.1%
34,677	Freddie Mac Structured Pass-Through Certificates (a)	12 Month TA + 1.20%	2.371		10/25/2044	35,581
236,700	JP Morgan Tax-Emept Pass-Through Trust Series 2012-3 (b,c)		3.000		10/27/2042	234,593
						270,174

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,344,368)					3,630,505

	CORPORATE BONDS - 14.2%
	ASSET MANAGEMENT - 0.1%
70,000	Morgan Stanley & Co. LLC (a)	(5*(USISDA30-USISDA02))	1.125		1/21/2026	66,675
65,000	Nomura America Finance LLC (a)	(4*(USISDA30-USISDA02))	0.908		2/28/2034	55,251
						121,926
	BANKING - 1.7%
190,000	Bank of Nova Scotia (a)	(4*(USISDA30-USISDA02)-3)	0.000	@	6/27/2033	146,300
75,000	Barclays Bank PLC (b)		0.000	@	1/23/2026	74,181
142,000	BNP Paribas SA (a)	4*(CMS30-CMS5)	1.260	*	4/30/2033	123,185
430,000	Citigroup, Inc. (a)	4*(CMS30-CMS5)	1.908		6/11/2033	361,200
55,000	Citigroup, Inc. (a)	(12*(USISDA30-USISDA02))	1.860		8/31/2035	43,725
49,000	Credit Agricole Corporate & Investment Bank SA (a)	10*(CMS30-CMS2)	4.290		9/29/2032	47,824
444,000	Credit Suisse AG (a)	(8*(USISDA30-USISDA02))	4.030		2/27/2030	437,340
300,000	Credit Suisse AG (b)		1.710		9/30/2030	295,500
380,000	Credit Suisse AG (b)		6.130		4/29/2031	388,550
105,000	Deutsche Bank AG (a)	(4*(USISDA30-USISDA05))	0.000		1/31/2033	76,912
75,000	Deutsche Bank AG (a)	(4*(USISDA30-USISDA02))	1.972		11/26/2034	61,125
75,000	Deutsche Bank AG (a)	(15*(USISDA30-USISDA02))	0.000	@	12/23/2035	56,719
100,000	JPMorgan Chase & Co. (b)		2.574		3/31/2025	100,396
200,000	Lloyds Bank PLC (a)	(4.3*(USISDA30-USISDA05))	1.380		1/31/2033	156,000
617,000	Lloyds Bank PLC (b)		2.972		2/26/2033	546,045

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 14.2% (Continued)
	BANKING - 1.7% (Continued)
$136,000	Lloyds Bank PLC (a)	(4*(USISDA30-USISDA02))	1.380	10/25/2033	$117,640
236,000	Natixis US Medium-Term Note Program LLC (a)	(7.5*(USISDA30-USISDA05-25bps))	4.282	7/31/2034	215,940
					3,248,582
	INSTITUTIONAL FINANCIAL SERVICES - 10.0%
150,000	Citigroup Global Markets Holdings, Inc. (b,e)		10.000	3/31/2027	151,688
160,000	Citigroup Global Markets Holdings, Inc. (a)	(50*(USISDA30-USISDA02))	10.000	12/26/2028	157,600
41,000	Citigroup Global Markets Holdings, Inc. (b)		2.104	4/25/2032	38,976
225,000	Citigroup Global Markets Holdings, Inc.		8.000	7/1/2032	218,250
50,000	Citigroup Global Markets Holdings, Inc. (b,e)		10.000	7/29/2032	47,500
35,000	Citigroup Global Markets Holdings, Inc. (b,e)		1.018	11/22/2032	32,025
30,000	Citigroup Global Markets Holdings, Inc. (b,e)		10.000	1/31/2034	29,250
150,000	Citigroup Global Markets Holdings, Inc. (b,e)		10.000	3/29/2034	140,250
615,000	Citigroup Global Markets Holdings, Inc. (a)	(50*(USISDA30-USISDA02))	11.500	11/21/2038	605,775
150,000	GS Finance Corp. (b)		8.000	4/30/2028	149,250
15,000	Jefferies Group LLC (b)		6.160	6/30/2037	14,100
229,000	Jefferies Group LLC (a)	(9*(USISDA10-USISDA02))	8.000	8/31/2037	214,688
50,000	Jefferies Group LLC (b)		6.160	8/31/2037	47,000
248,000	Jefferies Group LLC (b,e)		4.928	9/30/2037	213,280
110,000	Jefferies Group LLC (b)		8.240	1/31/2038	106,700
762,000	Jefferies Group LLC (a)	(7.5*(USISDA30-USISDA02))	6.000	2/28/2038	546,735
115,000	Morgan Stanley (b,e)		8.000	3/21/2027	124,200
299,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	4.360	8/30/2028	278,817
661,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	8.986	8/30/2028	616,382
1,015,000	Morgan Stanley (b,e)		3.896	9/27/2028	987,087
398,000	Morgan Stanley (a)	(8*(USISDA30-USISDA05))	1.945	10/15/2028	371,135
3,129,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	0.705	4/30/2030	3,082,065
1,388,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	2.720	5/29/2030	1,367,180
263,000	Morgan Stanley (b,e)		6.540	6/30/2030	259,055
182,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.824	7/31/2030	173,810
290,000	Morgan Stanley (a)	(8.5*(USISDA30-USISDA02))	3.162	8/19/2030	278,400
216,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.824	8/31/2030	206,280
285,000	Morgan Stanley (b,e)		2.280	9/30/2030	280,725
151,000	Morgan Stanley (a)	(7*(USISDA30-USISDA02))	1.596	10/30/2030	140,807
171,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	4.360	10/30/2030	133,275
20,000	Morgan Stanley (b,e)		8.000	3/31/2031	21,300
89,000	Morgan Stanley (b,e)		8.500	5/31/2031	94,785
100,000	Morgan Stanley (b,e)		9.000	6/30/2031	108,000
114,000	Morgan Stanley (b,e)		8.500	7/29/2031	121,410
117,000	Morgan Stanley (b,e)		5.850	1/30/2034	103,545
290,000	Morgan Stanley (a)	(4*(USISDA30-USISDA02))	4.040	2/28/2034	234,900
1,046,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.140	6/30/2034	868,180
220,000	Morgan Stanley (b,e)		4.040	7/31/2034	179,300
121,000	Morgan Stanley (b)		4.985	8/29/2034	96,380
120,000	Morgan Stanley (b)		1.140	9/30/2034	99,600
385,000	Morgan Stanley (b)		5.850	9/30/2034	308,215
253,000	Morgan Stanley (b)		1.596	9/30/2034	218,212
238,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.570	10/8/2034	197,540
233,000	Morgan Stanley (b,e)		1.977	10/31/2034	198,050
595,000	Morgan Stanley (a)	(7*(USISDA30-USISDA02))	1.806	11/28/2034	513,188
414,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	2.405	11/28/2034	343,620
508,000	Morgan Stanley (a)	(4.5*(USISDA30-USISDA02))	1.026	12/31/2034	419,100
275,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.824	1/30/2035	239,938
675,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	3.575	1/30/2035	588,938
778,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.150	2/27/2035	643,795
438,000	Morgan Stanley (a)	(6*(USISDA30-USISDA02))	0.423	3/31/2035	367,920
532,000	Morgan Stanley (a)	(9*(USISDA30-USISDA02))	9.000	4/30/2035	569,240
73,000	Morgan Stanley (b)		9.000	5/29/2035	78,840
120,000	Morgan Stanley (b,e)		9.000	6/30/2035	128,400
268,000	Morgan Stanley (b,e)		9.000	7/31/2035	289,440
79,000	Morgan Stanley (b)		9.000	9/30/2035	85,320
109,000	Morgan Stanley (b,e)		9.000	11/30/2035	117,720
134,000	Morgan Stanley (a)	(9*(USISDA30-USISDA02))	8.000	12/23/2035	143,380
816,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	2.270	2/29/2036	775,200
					19,165,741
	SPECIALTY FINANCE - 2.4%
488,000	Morgan Stanley Finance LLC (a)	(15*(USISDA30-USISDA02))	14.000	4/30/2033	473,360
336,000	Morgan Stanley Finance LLC (a)	(10*(USISDA30-USISDA02))	9.000	6/30/2036	319,200
115,000	Morgan Stanley Finance LLC (a)	(15*(USISDA30-USISDA02))	3.405	7/29/2036	114,425
1,212,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	9.000	8/31/2036	1,254,420
228,000	Morgan Stanley (b,e)		4.560	9/30/2036	235,980
941,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	5.320	11/29/2036	973,935
228,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	9.000	1/31/2037	235,980
996,000	Morgan Stanley Finance LLC (b)		5.107	9/29/2037	941,220
					4,548,520

	TOTAL CORPORATE BONDS (Cost - $24,068,314)				27,084,769

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	NON U.S. GOVERNMENT & AGENCIES - 0.1%
	SOVEREIGN - 0.1%
$24,086	Argentine Republic Government International Bond		1.000	7/9/2029	$10,285
485,000	Argentine Republic Government International Bond (d)		0.125	7/9/2035	171,205
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost -$290,033)				181,490

	U.S. GOVERNMENT & AGENCIES - 10.5%
	AGENCY MBS OTHER - 0.0%
40,197	Fannie Mae Pool Pool # 257064		4.500	11/1/2037	41,630

	U.S. TREASURY BOND - 1.1%
2,000,000	United States Treasury Note/Bond		1.625	11/15/2050	2,026,250

			Discount Rate (%)
	U.S. TREASURY BILLS - 9.4%
4,000,000	United States Treasury Bill		0.070	12/31/2020	3,999,758
5,000,000	United States Treasury Bill		0.077	2/25/2021	4,999,074
4,000,000	United States Treasury Bill		0.078	5/20/2021	3,998,513
5,000,000	United States Treasury Bill		0.087	5/27/2021	4,997,849
					17,995,194

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost -$20,069,967)
					20,063,074
Shares
	SHORT TERM INVESTMENT - 10.7%
	MONEY MARKET FUND - 10.7%
20,278,535	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.03% ^				20,278,535
	TOTAL SHORT TERM INVESTMENT (Cost -$20,278,535)

	TOTAL INVESTMENTS - 104.8% (Cost - $193,170,303)				$199,552,841

	LIABILITES IN EXCESS OF OTHER ASSETS - (4.8)%				(9,229,332)

	NET ASSETS - 100.0%				$190,323,509

^ Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2020.

* Interest paid on days were the Russell 2000 Index is greater than 75% than the closing value on 4/26/13.

@ Zero coupon rate.

(a) Variable rate security; the rate shown represents the rate at November 30, 2020.

(b) Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate at November 30, 2020.

(c) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2020, these securities amounted to $86,363,688 or 45.4% of net assets.

(d) Step-Up Bond; the interest rate shown is the rate in effect as of November 30, 2020.

(e) The interest adjusts if the long term interest rates are lower than short term interest rates as measured by a pair of interest indexes or if the underlying equity index falls below the index reference level.

CMS5 - 5 Year Constant Maturity Swap Rate

CMS30 - 30 Year Constant Maturity Swap Rate

CMS2 - 2 Year Constant Maturity Swap Rate

COF 11 - 11th District Cost of Funds

LIBOR - London Interbank offered rate

PRIME rate - Prime Lending Rate

TA - Treasury Average Index

USISDA02 - 2 Year Swap

USISDA05 - 5 Year Swap

USISDA10 - 10 Year Swap

USISDA30 - 30 Year Swap

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2020

	OPEN CREDIT DEFAULT SWAP AGREEMENT - (0.1)%
				Notional Value		Amortized
			Fixed Deal	at November 30,		Upfront	Unrealized
Reference Entity	Counterparty	Termination Date	(Pay) Rate	2020	Fair Value	Payments Paid	Depreciation
Morgan Stanley, 3.75%, 02/25/2023	Goldman Sachs	6/20/2025	1.00%	$20,000,000	$(514,071)	$(358,053)	$(195,462)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2020

	James Alpha		James Alpha		James Alpha	James Alpha		James Alpha	James Alpha
	EHS		Event Driven		Family Office	Relative Value		Total Hedge	Structured Credit
	Portfolio		Portfolio		Portfolio	Portfolio		Portfolio	Value Portfolio
Assets:
Investments in Affiliates, at cost	$230,693		$493,453		$—	$2,077,204		$876,150	$—
Investments in Unaffiliated securities, at cost	3,705,206		4,019,422		5,401,162	4,726,891		8,862,772	193,170,303
Total Investments, at cost	$3,935,899		$4,512,875		$5,401,162	$6,804,095		$9,738,922	$193,170,303

Investments in Affiliates, at value	$246,833		$521,593		$—	$2,260,551		$949,115	$—
Investments in Unaffiliated securities, at value	4,016,503		4,043,830		6,046,429	4,693,181		9,276,900	199,552,841
Total Investments, at value	$4,263,336		$4,565,423		$6,046,429	$6,953,732		$10,226,015	$199,552,841
Cash	—		—		—	—		—	2,627,363
Foreign Cash ($430, $0, $0, $0, $443 and $58,746)	430		—		—	—		443	59,538
Deposit in collateral account for Swaps	—		250,000		—	230,000		388,119	830,000
Unrealized appreciation on swaps	—		116,389		—	151,969		61,874	—
Unrealized appreciation on forward currency exchange contracts	60		—		—	79		491	—
Receivable for securities sold	—		—		—	—		—	13,858
Receivable for open swaps	—		77,712		—	4,470		—	—
Receivable for fund shares sold	28,616		—		—	23,432		—	335,282
Interest and dividends receivable	93		1,276		1	1,841		3,017	354,716
Receivable from manager	1,220		4,142		—	7,459		—	—
Prepaid expenses and other assets	5,329		6,625		7,192	5,201		8,070	96,624
Total Assets	4,299,084		5,021,567		6,053,622	7,378,183		10,688,029	203,870,222

Liabilities:
Payable for securities purchased	428		—		—	—		437	12,682,394
Cash Overdraft ($0, $0, $25,404, $0, $0 and $0)	—		—		25,404	—		—	—
Payable for fund shares redeemed	—		—		56	—		3,600	6,189
Unrealized depreciation on swaps	—		—		—	—		—	195,462
Premiums received on swaps	—		—		—	—		—	358,053
Interest Payable	—		1,198		—	1,525		—	13
Custody fees payable	6,970		8,438		4,093	8,494		13,574	9,715
Administration fees payable	4,636		7,051		7,771	7,193		12,203	120,257
Supervisory fee payable	772		772		850	772		850	7,347
Unrealized depreciation on forward currency exchange contracts	305		6,469		—	93		1,616	—
Payable to manager	—		—		6,834	—		3,747	115,887
Trustee fees payable	248		458		396	292		651	335
Payable for distribution (12b-1) fees	10		1		140	1		105	5,323
Compliance officer fees payable	145		471		609	547		810	5,041
Accrued expenses and other liabilities	3,064		7,694		9,263	7,406		10,385	40,697
Total Liabilities	16,578		32,552		55,416	26,323		47,978	13,546,713

Net Assets	$4,282,506		$4,989,015		$5,998,206	$7,351,860		$10,640,051	$190,323,509

Net Assets:
Par value of shares of beneficial interest	$3,564		$4,994		$5,117	$7,251		$9,597	$170,690
Paid in capital	4,023,740		5,277,493		5,718,866	7,211,373		10,058,960	178,506,576
Accumulated earnings (loss)	255,202		(293,472)		274,223	133,236		571,494	11,646,243
Net Assets	$4,282,506		$4,989,015		$5,998,206	$7,351,860		$10,640,051	$190,323,509

Net Asset Value Per Share
Class A
Net Assets	$13		$4,811		$267,656	$4,677		$51,253	$12,466,491
Shares of beneficial interest outstanding	1		485		23,199	465		4,653	1,098,709
Net asset value	$11.95	(a)	$9.91	(a)	$11.54	$10.05	(a)	$11.02	$11.35
Offering price per share (maximum sales charge of 5.75%)	$12.68		$10.51		$12.24	$10.66		$11.69	$12.04

Class C
Net Assets	$6,671		$11		$107,713	$12		$44,884	$3,261,785
Shares of beneficial interest outstanding	563		1		9,405	1		4,107	293,777
Net asset value/offering price per share	$11.85		$9.92	(a)	$11.45	$10.05	(a)	$10.93	$11.10

Class I
Net Assets	$260,784		$224,640		$394,178	$333,781		$5,247,085	$112,226,186
Shares of beneficial interest outstanding	21,824		22,655		34,026	33,207		474,752	10,107,771
Net asset value/offering price per share	$11.95		$9.92		$11.58	$10.05		$11.05	$11.10

Class S
Net Assets	$4,015,038		$4,759,553		$5,228,659	$7,013,390		$5,296,829	$62,369,047
Shares of beneficial interest outstanding	$333,971		$476,267		$445,071	$691,407		$476,190	$5,568,697
Net asset value/offering price per share	$12.02		$9.99		$11.75	$10.14		$11.12	$11.20

(a)	Doesn’t recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For Year Ended November 30, 2020

	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha
	EHS	Event Driven	Family Office	Relative Value	Total Hedge	Structured Credit
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio
Investment Income:
Dividend income	$21,221	$171,400	$174,250	$118,129	$211,695	$—
Interest income	329	1,559	466	2,197	2,811	5,993,727
Dividend income from Affiliates	30,591	54,349	—	206,788	166,640	—
Less: Foreign withholding taxes	(24)	—	—	—	—	—
Total Investment Income	52,117	227,308	174,716	327,114	381,146	5,993,727

Operating Expenses:
Management fees	17,448	60,630	81,539	61,587	104,765	1,264,195
Administration fees	11,404	19,248	17,805	19,686	31,265	234,909
Supervisory fees	10,518	10,518	10,518	10,518	10,518	70,561
Registration fees	10,516	11,351	14,529	13,881	14,324	56,768
Custodian fees	15,071	16,316	2,807	19,465	28,748	30,404
Shareholder servicing fee	1,984	8,365	8,979	7,673	6,130	65,887
Legal fees	384	10,265	10,859	10,328	12,004	28,711
Audit fees	524	3,784	2,955	3,505	7,496	34,688
Printing and postage expense	2,255	3,951	4,002	3,461	5,951	18,927
Trustees’ fees	268	1,045	830	752	1,651	15,377
Distribution (12b-1) fees
Class A Shares	—	3	674	3	116	15,132
Class C Shares	58	—	1,031	—	409	23,049
Interest expenses	—	—	—	—	3,500	56,306
Compliance officer fees	266	1,069	1,156	1,004	1,653	11,072
Insurance expense	99	304	227	316	261	1,271
Miscellaneous expenses	3,293	6,804	3,302	9,554	7,780	4,240
Total Operating Expenses	74,088	153,653	161,213	161,733	236,571	1,931,497

Less: Expenses waived	(53,524)	(84,386)	(80,006)	(91,675)	(96,283)	(441,960)
Total Waivers	(53,524)	(84,386)	(80,006)	(91,675)	(96,283)	(441,960)

Net Operating Expenses	20,564	69,267	81,207	70,058	140,288	1,489,537

Net Investment Income	31,553	158,041	93,509	257,056	240,858	4,504,190

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	57,234	(180,531)	25,815	(116,494)	110,682	5,615,898
Distribution of realized gain (loss) by underlying investment companies	—	—	—	—	—	—
Affiliated Investments	9,385	20,176	—	82,259	131,220	—
Options Purchased	—	—	—	—	(4,520)	—
Options Written	—	—	—	—	4,531	—
Swaps	—	(184,371)	—	(111,853)	(1,399)	(18,334)
Net realized gain (loss)	66,619	(344,726)	25,815	(146,088)	240,514	5,597,564

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign currency translations	361,665	45,508	268,025	37,895	480,489	5,670,745
Affiliated Investments	5,452	11,044	—	68,592	(5,365)	—
Swaps	—	68,199	—	115,979	(12,562)	(195,462)
Net change in unrealized appreciation	367,117	124,751	268,025	222,466	462,562	5,475,283
Net Realized and Unrealized Gain/(Loss) on investments	433,736	(219,975)	293,840	76,378	703,076	11,072,847

Net Increase (Decrease) in Net Assets Resulting From Operations	$465,289	$(61,934)	$387,349	$333,434	$943,934	$15,577,037

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha EHS Portfolio				James Alpha Event Driven Portfolio			James Alpha Family Office Portfolio

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	November 30, 2020		November 30, 2019		November 30, 2020	November 30, 2019		November 30, 2020	November 30, 2019
Operations:
Net investment income	$31,553		$55,595		$158,041	$185,860		$93,509	$152,296
Net realized gain (loss) on investments	66,619		(98,485)		(344,726)	352,097		25,815	14,242
Net change in unrealized appreciation on investments	367,117		216,413		124,751	241,908		268,025	539,126
Net increase (decrease) in net assets resulting from operations	465,289		173,523		(61,934)	779,865		387,349	705,664

Distributions to Shareholders:
Total Distributions:
Class I	(5,181)		(11,238)		(40,688)	(4,718)		(6,884)	(4,827)
Class A	(0	) *	(0	) *	(1)	(0	) *	(2,641)	(1,345)
Class C	(77)		(239)		(1)	(0	) *	(102)	(1,866)
Class S	(39,002)		(275,436)		(635,328)	(231,112)		(79,171)	(299,154)
Total Dividends and Distributions to Shareholders	(44,260)		(286,913)		(676,018)	(235,830)		(88,798)	(307,192)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	—		11,678		10,956	229,788		189,321	391,077
Class A	—		1,000		4,490	—		22,831	220,477
Class C	—		—		—	—		6,000	6,000
Class S	2,803,013		983,229		2,263,702	3,977,140		984,029	2,784,438
Reinvestment of dividends and distributions
Class I	5,181		11,238		40,688	4,718		6,884	4,827
Class A	0	*	0	*	1	0	*	2,641	1,345
Class C	77		239		1	0	*	102	1,866
Class S	24,865		229,438		412,620	192,888		63,703	260,420
Redemption fee proceeds
Class I	—		—		—	1		—	1
Class A	—		—		—	—		—	0 *
Class C	—		—		—	—		—	0 *
Class S	—		—		—	20		—	21
Cost of shares redeemed
Class I	(4,328)		(8,049)		(219,963)	(20,194)		(459,671)	(15,376)
Class A	—		(997)		—	—		(62,616)	(15,970)
Class C	—		—		—	—		(12,425)	(32,950)
Class S	(923,515)		(4,670,990)		(4,295,826)	(7,970,440)		(3,481,579)	(9,833,227)
Net Increase (decrease) in net assets from share transactions of beneficial interest	1,905,293		(3,443,214)		(1,783,331)	(3,586,079)		(2,740,780)	(6,227,051)

Total Increase (Decrease) in Net Assets	2,326,322		(3,556,604)		(2,521,283)	(3,042,044)		(2,442,229)	(5,828,579)

Net Assets:
Beginning of year	1,956,184		5,512,788		7,510,298	10,552,342		8,440,435	14,269,014
End of year	$4,282,506		$1,956,184		$4,989,015	$7,510,298		$5,998,206	$8,440,435

*	Less than $1.00.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Relative Value Portfolio			James Alpha Total Hedge Portfolio		James Alpha Structured Credit Value Portfolio

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020	November 30, 2019		November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Operations:
Net investment income	$257,056	$212,723		$240,858	$224,583	$4,504,190	$1,594,337
Net realized gain (loss) on investments	(146,088)	289,088		240,514	(106,130)	5,597,564	688,178
Net change in unrealized appreciation on investments	222,466	269,323		462,562	625,340	5,475,283	494,885
Net increase in net assets resulting from operations	333,434	771,134		943,934	743,793	15,577,037	2,777,400

Distributions to Shareholders:
Total Distributions:
Class I	(31,663)	(6,309)		(192,097)	(124,819)	(2,386,869)	(113,960)
Class A	(1)	(0	) *	(1,656)	(1,246)	(292,186)	(8,063)
Class C	(1)	(0	) *	(1,171)	(755)	(117,041)	(20,804)
Class S	(745,465)	(227,554)		(208,942)	(209,903)	(2,931,598)	(1,296,970)
Total Dividends and Distributions to Shareholders	(777,130)	(233,863)		(403,866)	(336,723)	(5,727,694)	(1,439,797)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	133,104	62,118		41,555	335,333	125,085,076	4,468,360
Class A	4,490	—		—	—	20,284,097	856,611
Class C	—	—		—	—	2,320,531	1,665,103
Class S	4,320,991	2,898,615		1,865,826	3,450,366	43,689,978	16,332,003
Reinvestment of dividends and distributions
Class I	31,663	6,309		192,097	124,493	1,868,577	106,788
Class A	1	0	*	1,656	1,102	263,345	8,063
Class C	1	0	*	1,171	755	75,191	15,149
Class S	470,395	177,372		157,561	180,736	1,517,647	588,450
Redemption fee proceeds
Class I	—	—		—	—	—	68
Class A	—	—		—	—	—	1
Class C	—	—		—	—	—	0 *
Class S	—	7		—	—	—	1,134
Cost of shares redeemed
Class I	(90,003)	(11,666)		(351,607)	(77,574)	(24,900,945)	(689,083)
Class A	—	—		—	(5,773)	(9,172,331)	(449,663)
Class C	—	—		—	—	(759,065)	(228,555)
Class S	(4,053,673)	(6,553,341)		(2,557,176)	(6,512,550)	(16,892,252)	(22,548,069)
Net increase (decrease) in net assets from share transactions of beneficial interest	816,969	(3,420,586)		(648,917)	(2,503,112)	143,379,849	126,360

Total Increase (Decrease) in Net Assets	373,273	(2,883,315)		(108,849)	(2,096,042)	153,229,192	1,463,963

Net Assets:
Beginning of year	6,978,587	9,861,902		10,748,900	12,844,942	37,094,317	35,630,354
End of year	$7,351,860	$6,978,587		$10,640,051	$10,748,900	$190,323,509	$37,094,317

*	Less than $1.00.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha EHS Portfolio
	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.40	$10.37	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.20	0.11	0.08	0.01
Net realized and unrealized gain (loss)	1.59	0.47	(0.21)	0.57
Total from investment operations	1.79	0.58	(0.13)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.16)	(0.04)	—
Distributions from realized gains	—	(0.39)	(0.04)	—
Total dividends and distributions	(0.24)	(0.55)	(0.08)	—
Net Asset Value, End of Year/Period	$11.95	$10.40	$10.37	$10.58
Total Return*	17.55%	6.12%	(1.20)%	5.80%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0 ***	$0 ***	$0 ***	$0	***
Ratio of gross operating expenses to average net assets including interest expense (3)	4.85%	4.36%	3.24%	24.52	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	4.85%	4.35%	3.24%	24.52	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74%	1.75%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74%	1.74%	1.74%	1.74	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	2.30%	2.49%	0.74%	0.34	% (5)
Portfolio Turnover Rate	145%	143%	181%	125	% (4)

	James Alpha EHS Portfolio
	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.31	$10.27	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.05	0.03	0.00 **	(0.05)
Net realized and unrealized gain (loss)	1.63	0.46	(0.23)	0.63
Total from investment operations	1.68	0.49	(0.23)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.06)	(0.04)	—
Distributions from realized gains	—	(0.39)	(0.04)	—
Total dividends and distributions	(0.14)	(0.45)	(0.08)	—
Net Asset Value, End of Year/Period	$11.85	$10.31	$10.27	$10.58
Total Return*	16.47%	5.09%	(2.22)%	5.80%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$7	$6	$5	$0	***
Ratio of gross operating expenses to average net assets including interest expense (3)	5.60%	5.11%	3.96%	11.42	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	5.60%	5.10%	3.96%	11.42	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49%	2.50%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49%	2.49%	2.49%	2.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.52%	0.35%	0.02%	(1.68	)% (5)
Portfolio Turnover Rate	145%	143%	181%	125	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha EHS Portfolio
	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.40	$10.37	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.16	0.13	0.11	0.00	**
Net realized and unrealized gain (loss)	1.63	0.45	(0.24)	0.58
Total from investment operations	1.79	0.58	(0.13)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.16)	(0.04)	—
Distributions from realized gains	—	(0.39)	(0.04)	—
Total dividends and distributions	(0.24)	(0.56)	(0.08)	—
Net Asset Value, End of Year/Period	$11.95	$10.40	$10.37	$10.58
Total Return*	17.55%	6.12%	(1.20)%	5.80%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$261	$226	$209	$212
Ratio of gross operating expenses to average net assets including interest expense (3)	4.60%	4.11%	2.99%	17.28	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	4.60%	4.10%	2.99%	17.28	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49%	1.50%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.52%	1.35%	0.99%	0.12	% (5)
Portfolio Turnover Rate	145%	143%	181%	125	% (4)

	James Alpha EHS Portfolio
	Class S
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.42	$10.37	$10.59	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.19	0.19	0.10	0.00	**
Net realized and unrealized gain (loss)	1.65	0.41	(0.24)	0.59
Total from investment operations	1.84	0.60	(0.14)	0.59
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.16)	(0.04)	—
Distributions from realized gains	—	(0.39)	(0.04)	—
Total dividends and distributions	(0.24)	(0.56)	(0.08)	—
Net Asset Value, End of Year/Period	$12.02	$10.42	$10.37	$10.59
Total Return*	18.00%	6.32%	(1.30)%	5.90%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4,015	$1,725	$5,298	$2,668
Ratio of gross operating expenses to average net assets including interest expense (3)	4.17%	4.01%	2.79%	7.83	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	4.17%	4.00%	2.79%	7.83	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12%	1.36%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12%	1.35%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.85%	1.90%	0.90%	(0.15	)% (5)
Portfolio Turnover Rate	145%	143%	181%	125	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Event Driven Portfolio
	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.76	$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.01	0.09	0.13	0.03
Net realized and unrealized gain (loss)	0.13 ^	0.78	(0.21)	0.23
Total from investment operations	0.14	0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.15)	(0.05)	—
Distributions from realized gains	—	(0.08)	(0.01)	—
Total dividends and distributions	(0.99)	(0.23)	(0.06)	—
Net Asset Value, End of Year/Period	$9.91	$10.76	$10.12	$10.26
Total Return*	1.21%	8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$5	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	2.91%	2.84%	2.39%	17.75	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.91%	2.84%	2.39%	17.75	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74%	1.74%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74%	1.74%	1.74%	1.74	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	0.08%	0.85%	1.26%	1.03	% (5)
Portfolio Turnover Rate	127%	112%	221%	101	% (4)

	James Alpha Event Driven Portfolio
	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.76	$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.13	0.08	0.14	(0.01)
Net realized and unrealized gain (loss)	0.02 ^	0.79	(0.22)	0.27
Total from investment operations	0.15	0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.15)	(0.05)	—
Distributions from realized gains	—	(0.08)	(0.01)	—
Total dividends and distributions	(0.99)	(0.23)	(0.06)	—
Net Asset Value, End of Year/Period	$9.92	$10.76	$10.12	$10.26
Total Return*	1.31%	8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0 **	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	3.55%	3.59%	3.14%	5.80	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.55%	3.59%	3.14%	5.80	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49%	2.49%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49%	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.37%	0.36%	1.36%	0.34	% (5)
Portfolio Turnover Rate	127%	112%	221%	101	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

^	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Event Driven Portfolio
	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.76	$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.20	0.12	0.13	0.03
Net realized and unrealized gain (loss)	(0.05)	0.75	(0.21)	0.23
Total from investment operations	0.15	0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.15)	(0.05)	—
Distributions from realized gains	—	(0.08)	(0.01)	—
Total dividends and distributions	(0.99)	(0.23)	(0.06)	—
Redemption Fees	—	0.00 **	—	—
Net Asset Value, End of Year/Period	$9.92	$10.76	$10.12	$10.26
Total Return*	1.31%	8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$225	$441	$204	$205
Ratio of gross operating expenses to average net assets including interest expense (3)	2.55%	2.59%	2.14%	11.16	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.55%	2.59%	2.14%	11.16	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.22%	1.15%	1.25%	1.05	% (5)
Portfolio Turnover Rate	127%	112%	221%	101	% (4)

	James Alpha Event Driven Portfolio
	Class S
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.80	$10.14	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.24	0.20	0.15	0.03
Net realized and unrealized gain (loss)	(0.06)	0.69	(0.21)	0.23
Total from investment operations	0.18	0.89	(0.06)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.15)	(0.05)	—
Distributions from realized gains	—	(0.08)	(0.01)	—
Total dividends and distributions	(0.99)	(0.23)	(0.06)	—
Redemption Fees	—	0.00 **	—	—
Net Asset Value, End of Year/Period	$9.99	$10.80	$10.14	$10.26
Total Return*	1.61%	9.06%	(0.51)%	2.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4,760	$7,070	$10,349	$5,798
Ratio of gross operating expenses to average net assets including interest expense (3)	2.54%	2.60%	2.11%	4.99	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.54%	2.60%	2.11%	4.99	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12%	1.32%	1.11%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12%	1.32%	1.11%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.64%	2.02%	1.50%	1.15	% (5)
Portfolio Turnover Rate	127%	112%	221%	101	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Family Office Portfolio
	Class A
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	November 30,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
Net Asset Value, Beginning of Year/Period	$10.78		$10.16	$10.51		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.08		0.06	0.04		(0.10)
Net realized and unrealized gain (loss)	0.78		0.77	(0.34)		0.61
Total from investment operations	0.86		0.83	(0.30)		0.51
Dividends and Distributions:
Dividends from net investment income	(0.10)		(0.18)	(0.05)		—
Distributions from realized gains	0.00		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.10)		(0.21)	(0.05)		—
Redemption Fees	—		0.00 **	—		—
Net Asset Value, End of Year/Period	$11.54		$10.78	$10.16		$10.51
Total Return*	8.02%		8.40%	(2.90)%		5.10%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$268		$286	$65		$3
Ratio of gross operating expenses to average net assets (3)	2.59%		2.99%	2.38%		3.85	% (5)
Ratio of net operating expenses to average net assets (3)	1.74%		1.74%	1.82%		2.75	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.74%		0.59%	0.38%		(2.23	)% (5)
Portfolio Turnover Rate	75%		86%	167%		75	% (4)

	James Alpha Family Office Portfolio
	Class C
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	November 30,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
Net Asset Value, Beginning of Year/Period	$10.70		$10.09	$10.50		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.00	) **	0.03	(0.02)		(0.11)
Net realized and unrealized gain (loss)	0.76		0.73	(0.37)		0.61
Total from investment operations	0.76		0.76	(0.39)		0.50
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.12)	(0.02)		—
Distributions from realized gains	—		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.01)		(0.15)	(0.02)		—
Redemption Fees	—		0.00 **	—		—
Net Asset Value, End of Year/Period	$11.45		$10.70	$10.09		$10.50
Total Return*	7.11%		7.68%	(3.68)%		5.00%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$108		$107	$126		$99
Ratio of gross operating expenses to average net assets (3)	3.33%		3.65%	3.26%		5.30	% (5)
Ratio of net operating expenses to average net assets (3)	2.49%		2.49%	2.83%		3.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	(0.05)%		0.39%	(0.15)%		(2.55	)% (5)
Portfolio Turnover Rate	75%		86%	167%		75	% (4)

(1)	Class A and Class C commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Family Office Portfolio
	Class I
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	November 30,	November 30,	November 30,		November 30,
	2020	2019	2018		2017 (1)
Net Asset Value, Beginning of Year/Period	$10.82	$10.18	$10.52		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.11	0.10	0.09		(0.03)
Net realized and unrealized gain (loss)	0.77	0.77	(0.38)		0.55
Total from investment operations	0.88	0.87	(0.29)		0.52
Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.05)		—
Distributions from realized gains	0.00	(0.03)	(0.00	) **	—
Total dividends and distributions	(0.12)	(0.23)	(0.05)		—
Redemption Fees	—	0.00 **	—		—
Net Asset Value, End of Year/Period	$11.58	$10.82	$10.18		$10.52
Total Return*	8.19%	8.81%	(2.74)%		5.20%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$394	$629	$214		$210
Ratio of gross operating expenses to average net assets (3)	2.35%	2.69%	2.23%		20.93	% (5)
Ratio of net operating expenses to average net assets (3)	1.49%	1.49%	1.82%		2.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.10%	0.92%	0.86%		(0.74	)% (5)
Portfolio Turnover Rate	75%	86%	167%		75	% (4)

	James Alpha Family Office Portfolio
	Class S
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	November 30,	November 30,	November 30,		November 30,
	2020	2019	2018		2017 (1)
Net Asset Value, Beginning of Year/Period	$10.93	$10.27	$10.52		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.15	0.17	0.15		(0.07)
Net realized and unrealized gain (loss)	0.79	0.72	(0.35)		0.59
Total from investment operations	0.94	0.89	(0.20)		0.52
Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.05)		—
Distributions from realized gains	—	(0.03)	(0.00	) **	—
Total dividends and distributions	(0.12)	(0.23)	(0.05)		—
Redemption Fees	—	0.00 **	—		0.00
Net Asset Value, End of Year/Period	$11.75	$10.93	$10.27		$10.52
Total Return*	8.66%	8.94%	(1.87)%		5.20%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$5,229	$7,419	$13,864		$4,882
Ratio of gross operating expenses to average net assets (3)	2.35%	2.66%	2.19%		4.06	% (5)
Ratio of net operating expenses to average net assets (3)	1.12%	1.33%	1.00%		2.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.46%	1.66%	1.40%		(1.49	)% (5)
Portfolio Turnover Rate	75%	86%	167%		75	% (4)

(1)	Class I and Class S commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Relative Value Portfolio
	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.84	$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.33	0.22	0.25	0.06
Net realized and unrealized gain (loss)	0.10	0.76	(0.18)	0.08
Total from investment operations	0.43	0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)	(0.25)	(0.06)	—
Distributions from realized gains	—	(0.04)	—	—
Total dividends and distributions	(1.22)	(0.29)	(0.06)	—
Net Asset Value, End of Year/Period	$10.05	$10.84	$10.15	$10.14
Total Return*	4.32%	9.77%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3	2.84%	2.95%	2.50%	18.36	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3	2.84%	2.94%	2.50%	18.36	% (5)
Ratio of net operating expenses to average net assets including interest expense (3	1.74%	1.75%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3	1.74%	1.74%	1.74%	1.74	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.31%	2.11%	2.44%	2.08	% (5)
Portfolio Turnover Rate	114%	118%	252%	115	% (4)

	James Alpha Relative Value Portfolio
	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.84	$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.34	0.22	0.25	0.05
Net realized and unrealized gain (loss)	0.09	0.76	(0.18)	0.09
Total from investment operations	0.43	0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)	(0.25)	(0.06)	—
Distributions from realized gains	—	(0.04)	—	—
Total dividends and distributions	(1.22)	(0.29)	(0.06)	—
Net Asset Value, End of Year/Period	$10.05	$10.84	$10.15	$10.14
Total Return*	4.32%	9.77%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0 **	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	3.59%	3.70%	3.26%	7.98	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.59%	3.69%	3.26%	7.98	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49%	2.50%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49%	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.20%	2.11%	2.44%	1.73	% (5)
Portfolio Turnover Rate	114%	118%	252%	115	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fun invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Relative Value Portfolio
	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.84	$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.34	0.25	0.25	0.07
Net realized and unrealized gain (loss)	0.09	0.73	(0.18)	0.07
Total from investment operations	0.43	0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)	(0.25)	(0.06)	—
Distributions from realized gains	—	(0.04)	—	—
Total dividends and distributions	(1.22)	(0.29)	(0.06)	—
Redemption Fees	—	0.00 **	—	—
Net Asset Value, End of Year/Period	$10.05	$10.84	$10.15	$10.14
Total Return*	4.32%	9.79%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$334	$277	$204	$203
Ratio of gross operating expenses to average net assets including interest expense (3)	2.64%	2.70%	2.26%	13.82	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.64%	2.69%	2.26%	13.82	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49%	1.50%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.56%	2.35%	2.48%	2.55	% (5)
Portfolio Turnover Rate	114%	118%	252%	115	% (4)

	James Alpha Relative Value Portfolio
	Class S
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.89	$10.17	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.40	0.28	0.26	0.09
Net realized and unrealized gain (loss)	0.07	0.73	(0.17)	0.05
Total from investment operations	0.47	1.01	0.09	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)	(0.25)	(0.06)	—
Distributions from realized gains	—	(0.04)	—	—
Total dividends and distributions	(1.22)	(0.29)	(0.06)	—
Redemption Fees	—	0.00 **	—	—
Net Asset Value, End of Year/Period	$10.14	$10.89	$10.17	$10.14
Total Return*	4.71%	10.07%	0.85%	1.40%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$7,013	$6,702	$9,658	$4,107
Ratio of gross operating expenses to average net assets including interest expense (3)	2.63%	2.70%	2.18%	6.42	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.63%	2.69%	2.18%	6.42	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12%	1.33%	1.18%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12%	1.32%	1.18%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	4.20%	2.62%	2.59%	3.02	% (5)
Portfolio Turnover Rate	114%	118%	252%	115	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Total Hedge Portfolio
	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.46	$10.10	$10.38	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.18	0.16	0.13	0.02
Net realized and unrealized gain (loss)	0.75	0.45	(0.33)	0.36
Total from investment operations	0.93	0.61	(0.20)	0.38
Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.14)	(0.06)	—
Distributions from realized gains	—	(0.11)	(0.02)	—
Total dividends and distributions	(0.37)	(0.25)	(0.08)	—
Net Asset Value, End of Year/Period	$11.02	$10.46	$10.10	$10.38
Total Return*	9.14%	6.25%	(1.90)%	3.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$51	$47	$50	$51
Ratio of gross operating expenses to average net assets including interest expense (3)	2.50%	2.77%	2.88%	8.32	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.47%	2.74%	2.88%	8.32	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.77%	1.77%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74%	1.74%	1.74%	1.74	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.83%	1.56%	1.30%	0.54	% (5)
Portfolio Turnover Rate	117%	114%	195%	83	% (4)

	James Alpha Total Hedge Portfolio
	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.38	$10.04	$10.37	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.11	0.08	0.05	(0.01)
Net realized and unrealized gain (loss)	0.73	0.45	(0.33)	0.38
Total from investment operations	0.84	0.53	(0.28)	0.37
Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.08)	(0.03)	—
Distributions from realized gains	—	(0.11)	(0.02)	—
Total dividends and distributions	(0.29)	(0.19)	(0.05)	—
Net Asset Value, End of Year/Period	$10.93	$10.38	$10.04	$10.37
Total Return*	8.31%	5.44%	(2.66)%	3.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$45	$41	$39	$16
Ratio of gross operating expenses to average net assets including interest expense (3)	3.25%	3.53%	3.40%	10.32	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.22%	3.50%	3.40%	10.32	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.52%	2.52%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49%	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	1.08%	0.76%	0.45%	(0.17	)% (5)
Portfolio Turnover Rate	117%	114%	195%	83	% (4)

(1)	Class A and Class C commenced operations on June 30, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Total Hedge Portfolio
	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.49	$10.13	$10.40	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.21	0.18	0.12	0.04
Net realized and unrealized gain (loss)	0.74	0.46	(0.30)	0.36
Total from investment operations	0.95	0.64	(0.18)	0.40
Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.17)	(0.07)	—
Distributions from realized gains	—	(0.11)	(0.02)	—
Total dividends and distributions	(0.39)	(0.28)	(0.09)	—
Net Asset Value, End of Year/Period	$11.05	$10.49	$10.13	$10.40
Total Return*	9.39%	6.54%	(1.73)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,247	$5,095	$4,523	$520
Ratio of gross operating expenses to average net assets including interest expense (3)	2.25%	2.53%	2.50%	12.24	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.22%	2.50%	2.50%	12.24	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.52%	1.52%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	2.10%	1.74%	1.19%	0.84	% (5)
Portfolio Turnover Rate	117%	114%	195%	83	% (4)

	James Alpha Total Hedge Portfolio
	Class S
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017 (1)
Net Asset Value, Beginning of Year/Period	$10.52	$10.14	$10.40	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.25	0.20	0.16	0.03
Net realized and unrealized gain (loss)	0.74	0.46	(0.33)	0.37
Total from investment operations	0.99	0.66	(0.17)	0.40
Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.17)	(0.07)	—
Distributions from realized gains	—	(0.11)	(0.02)	—
Total dividends and distributions	(0.39)	(0.28)	(0.09)	—
Net Asset Value, End of Year/Period	$11.12	$10.52	$10.14	$10.40
Total Return*	9.75%	6.73%	(1.63)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,297	$5,565	$8,233	$1,753
Ratio of gross operating expenses to average net assets including interest expense (3)	2.25%	2.53%	2.38%	6.30	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.22%	2.50%	2.38%	6.30	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.15%	1.35%	1.39%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12%	1.32%	1.39%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.50%	2.00%	1.54%	0.66	% (5)
Portfolio Turnover Rate	117%	114%	195%	83	% (4)

(1)	Class I and Class S commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Structured Credit Value Portfolio
	Class A
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,
	2020		2019		2018 (1)
Net Asset Value, Beginning of Year/Period	$10.68		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.42		0.41		0.10
Net realized and unrealized gain	0.95		0.46		0.06
Total from investment operations	1.37		0.87		0.16
Dividends and Distributions:
Dividends from net investment income	(0.52)		(0.34)		—
Distributions from realized gains	(0.18)		(0.01)		—
Total dividends and distributions	(0.70)		(0.35)		—
Redemption Fees	—		0.00	**	—
Net Asset Value, End of Year/Period	$11.35		$10.68		$10.16
Total Return*	13.54	% #	8.67	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$12,466		$435		$19
Ratio of gross operating expenses to average net assets including interest expense (5)	2.01%		2.38%		2.18	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.96%		2.38%		2.18	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.79%		1.74%		1.74	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.74%		1.74%		1.74	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	3.89%		3.84%		3.27	% (3)
Portfolio Turnover Rate	132%		111%		37	% (4)

	James Alpha Structured Credit Value Portfolio
	Class C
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,
	2020		2019		2018 (1)
Net Asset Value, Beginning of Year/Period	$10.45		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.33		0.32		0.10
Net realized and unrealized gain	0.93		0.31		0.06
Total from investment operations	1.26		0.63		0.16
Dividends and Distributions:
Dividends from net investment income	(0.43)		(0.33)		—
Distributions from realized gains	(0.18)		(0.01)		—
Total dividends and distributions	(0.61)		(0.34)		—
Redemption Fees	—		—		—
Net Asset Value, End of Year/Period	$11.10		$10.45		$10.16
Total Return*	12.62%		6.24	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$3,262		$1,468		$0	***
Ratio of gross operating expenses to average net assets including interest expense (5)	2.81%		3.11%		3.01	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	2.76%		3.11%		3.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	2.54%		2.49%		2.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	2.49%		2.49%		2.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	3.12%		3.09%		3.27	% (3)
Portfolio Turnover Rate	132%		111%		37	% (4)

(1)	Class A and Class C commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Structured Credit Value Portfolio
	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2020	2019	2018 (1)
Net Asset Value, Beginning of Year/Period	$10.46	$10.15	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.44	0.40	0.07
Net realized and unrealized gain	0.93	0.30	0.08
Total from investment operations	1.37	0.70	0.15
Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.38)	—
Distributions from realized gains	(0.18)	(0.01)	—
Total dividends and distributions	(0.73)	(0.39)	—
Redemption Fees	—	0.00 **	0.00	**
Net Asset Value, End of Year/Period	$11.10	$10.46	$10.15
Total Return*	13.80%	6.97%	1.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$112,226	$4,982	$1,007
Ratio of gross operating expenses to average net assets including interest expense (5)	1.79%	1.99%	2.01	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.74%	2.00%	2.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.54%	1.49%	1.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.49%	1.49%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	4.11%	3.88%	2.30	% (3)
Portfolio Turnover Rate	132%	111%	37	% (4)

	James Alpha Structured Credit Value Portfolio
	Class S
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,
	2020	2019	2018 (1)
Net Asset Value, Beginning of Year/Period	$10.51	$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.48	0.43	0.07
Net realized and unrealized gain	0.94	0.31	0.08
Total from investment operations	1.42	0.74	0.15
Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.38)	—
Distributions from realized gains	(0.18)	(0.01)	—
Total dividends and distributions	(0.73)	(0.39)	—
Redemption Fees	—	0.00 **	0.01
Net Asset Value, End of Year/Period	$11.20	$10.51	$10.16
Total Return*	14.23%	7.36%	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$62,369	$30,209	$34,604
Ratio of gross operating expenses to average net assets including interest expense (5)	1.80%	1.93%	1.87	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.75%	1.93%	1.87	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.17%	1.13%	1.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.12%	1.13%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	4.51%	4.11%	2.27	% (3)
Portfolio Turnover Rate	132%	111%	37	% (4)

(1)	Class I and Class S commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty nine series. These financial statements include the following six series: the James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, the James Alpha Total Hedge Portfolio and the James Alpha Structured Credit Value Portfolio (collectively, the “Portfolios”). James Alpha Advisors, LLC (the “Manager” or “James Alpha Advisors”) serves as the Portfolios’ Advisor. Orange Investment Advisors, LLC serves as James Alpha Structured Credit Value Portfolios Sub-Advisor.

The James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio and James Alpha Structured Credit Value Portfolio are diversified portfolios.

Portfolio	Primary Objective
James Alpha EHS	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Event Driven	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Family Office	Total return through capital appreciation and/or income, consistent with a reasonable level of risk, determined by the James Alpha Advisors, LLC.
James Alpha Relative Value	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Total Hedge	Long-term risk adjusted returns relative to traditional financial market indices
James Alpha Structured Credit Value	High level of risk adjusted current income and capital appreciation with a secondary objective of capital preservation.

Currently, all Portfolios offer Class A, Class C, Class I and Class S shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Shares of Class S of the Portfolios are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Debt securities may be valued at prices supplied by the Portfolios’ pricing services based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2020, for the Portfolios’ assets and liabilities measured at fair value:

James Alpha EHS

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,342,467	$—	$—	$3,342,467
Exchange Traded Note	10,119	—	—	10,119
Open Ended Funds	267,835	—	—	267,835
Short-Term Investments	642,915	—	—	642,915
Total	$4,263,336	$—	$—	$4,263,336
Asset Derivatives
Forward Currency Contracts	$—	$60	$—	$60
Total Assets	$4,263,336	$60	$—	$4,263,396
Liability Derivatives
Forward Currency Contracts	$—	$305	$—	$305
Total Liabilities	$—	$305	$—	$305

James Alpha Event Driven

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,099,237	$—	$—	$2,099,237
Open Ended Funds	2,248,686	—	—	2,248,686
Short-Term Investments	217,500	—	—	217,500
Total	$4,565,423	$—	$—	$4,565,423
Asset Derivatives
Total Return Swap	$—	$116,389	$—	$116,389
Total Assets	$4,565,423	$116,389	$—	$4,681,812
Liability Derivatives
Forward Currency Contracts	$—	$6,469	$—	$6,469
Total Liabilities	$—	$6,469	$—	$6,469

James Alpha Family Office

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,704,315	$—	$—	$5,704,315
Exchange Traded Note	76,615	—	—	76,615
Open Ended Fund	265,499	—	—	265,499
Total Assets	$6,046,429	$—	$—	$6,046,429

James Alpha Relative Value

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,908,067	$—	$—	$2,908,067
Open Ended Funds	2,657,356	—	—	2,657,356
Short-Term Investments	1,388,309	—	—	1,388,309
Total	$6,953,732	$—	$—	$6,953,732
Asset Derivatives
Forward Currency Contracts	$—	$79	$—	$79
Total Return Swap	—	151,969	—	151,969
Total Assets	$6,953,732	$152,048	$—	$7,105,780

Liability Derivatives
Forward Currency Contracts	$—	$93	$—	$93
Total Liabilities	$—	$93	$—	$93

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

James Alpha Total Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,399,412	$—	$—	$7,399,412
Exchange Traded Notes	14,815	—	—	14,815
Open Ended Funds	2,024,432	—	—	2,024,432
Short-Term Investments	787,356	—	—	787,356
Total	$10,226,015	$—	$—	$10,226,015
Asset Derivatives
Forward Currency Contracts	$—	$491	$—	$491
Total Return Swap	—	61,874	—	61,874
Total Assets	$10,226,015	$62,365	$—	$10,288,380
Liability Derivatives
Forward Currency Contracts	$—	$1,616	$—	$1,616
Total Liabilities	$—	$1,616	$—	$1,616

James Alpha Structured Credit Value

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$128,314,468	$—	$128,314,468
Collateralized Mortgage Obligations	—	3,630,505	—	3,630,505
Corporate Bonds	—	27,084,769	—	27,084,769
Non U.S. Government & Agencies	—	181,490	—	181,490
U.S. Government & Agencies	—	20,063,074	—	20,063,074
Short-Term Investments	20,278,535	—	—	20,278,535
Total Assets	$20,278,535	$179,274,306	$—	199,552,841
Credit Default Swap	$—	$195,462	$—	$195,462
Total Liabilities	$—	$195,462	$—	$195,462

There were no level 3 securities held during the year.

*	Refer to the Schedules of Investments for industry or category classifications.

(b)	Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended November 30, 2017 to November 30, 2019, or expected to be taken in the Funds’ November 30, 2020 year-end tax returns.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds’ November 30, 2020 year-end tax returns. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2020, the Portfolios did not incur any interest or penalties.

(c)	Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d)	Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
James Alpha EHS	Annually	Annually
James Alpha Event Driven	Annually	Annually
James Alpha Family Office	Annually	Annually
James Alpha Relative Value	Annually	Annually
James Alpha Total Hedge	Annually	Annually
James Alpha Structured Credit Value	Monthly*	Annually

*	The Fund changed from Quarterly to Monthly in March 2020.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g)	Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign currency contracts. Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other- global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID 19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many- markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID 19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern- and uncertainty that has negatively affected the economy. These disruptions have led to instability in- the marketplace and the jobs market. The impact of COVID 19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.20% for James Alpha Family Office and James Alpha Structured Credit Value; 1.00% for James Alpha EHS, James Alpha Event Driven, James Alpha Relative Value and James Alpha Total Hedge. Saratoga Capital Management, LLC (“SCM”) serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by the Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $9,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”). Prior to March 1, 2020 the annual supervisory fee minimum was $15,000.

(b) The Trust and the Manager on behalf of the Portfolios, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2020, for each portfolio are: 1.74%, 2.49%, 1.49% and 1.12% for Class A, C, I and S shares, respectively, of James Alpha EHS,

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

James Alpha Event Driven, James Alpha Family Office, James Alpha Relative Value, James Alpha Total Hedge and James Alpha Structured Credit Value. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with James Alpha Advisors shall continue through March 31, 2021 for A, C, I and S.

For the year ended November 30, 2020, the Manager waived fees of $53,524 for James Alpha EHS, $84,386 for James Alpha Event Driven, $80,006 for James Alpha Family Office, $91,675 for James Alpha Relative Value, $96,283 for James Alpha Total Hedge and $441,960 for James Alpha Structured Credit Value.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	11/30/2021	11/30/2022	11/30/2023
James Alpha EHS	$18,206	$63,980	$53,524
James Alpha Event Driven	1,307	71,807	84,386
James Alpha Family Office	1,074	69,096	80,006
James Alpha Relative Value	1,524	68,594	91,675
James Alpha Total Hedge	18,473	94,545	96,283
James Alpha Structured Credit Value	824	194,708	441,960

(c) Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor. The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended, November 30, 2020, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
James Alpha EHS	—	—
James Alpha Event Driven	—	—
James Alpha Family Office	1,209	—
James Alpha Relative Value	—	—
James Alpha Total Hedge	—	—
James Alpha Structured Credit Value	71,011	7,368

(d) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset -based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

(e) Affiliated Investments — The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor. Companies which are affiliates of the Portfolios at November 30, 2020, are noted in the Portfolio’s Schedule of Investments.

							Change in
		Value at			Realized	Dividend	Unrealized	Value at
Portfolio	Affiliated Holding	11/30/19	Purchases	Sales	Gain/(Loss)	Income	Gain/(Loss)	11/30/20
James Alpha EHS	James Alpha Structured Credit Value Portfolio	$562,357	$—	$(330,361)	$9,385	$30,591	$5,452	$246,833
James Alpha Event Driven	James Alpha Structured Credit Value Portfolio	990,373	100,000	(600,000)	20,176	54,349	11,044	521,593
James Alpha Relative Value	James Alpha Structured Credit Value Portfolio	3,481,099	538,750	(1,910,149)	82,259	206,788	68,592	2,260,551
James Alpha Total Hedge	James Alpha Structured Credit Value Portfolio	2,871,268	—	(2,048,008)	131,220	166,640	(5,365)	949,115

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchase	Sales
James Alpha EHS	$3,862,557	$2,547,958
James Alpha Event Driven	6,868,589	9,317,077
James Alpha Family Office	4,982,637	7,505,038
James Alpha Relative Value	6,274,590	7,041,163
James Alpha Total Hedge	11,427,614	12,821,098
James Alpha Structured Credit Value	236,831,240	122,420,551

(b) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

(c) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at November 30, 2020, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha EHS
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$60
			Unrealized depreciation on forward currency exchange contracts	(305)
			Totals	$(245)
James Alpha Event Driven
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(6,469)
	Swap Contracts	Equity	Unrealized appreciation on swaps	116,389
			Totals	$109,920
James Alpha Relative Value
			Unrealized appreciation on forward currency exchange contracts	$79
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	(93)
	Swap Contracts	Equity	Unrealized appreciation on swaps	151,969
			Totals	$151,955
James Alpha Total Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$491
			Unrealized depreciation on forward currency exchange contracts	(1,616)
	Swap Contracts	Equity	Unrealized appreciation on swaps	61,874
			Totals	$60,749
James Alpha Structured Credit
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	$(195,462)

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2020, were as follows:

				Realized and unrealized gain (loss) on
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	derivatives
James Alpha EHS
	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$(2)
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(130)
James Alpha Event Driven
	Swap Contracts
		Net realized loss on swaps
			Equity	$(184,371)
		Net change in unrealized appreciation on swaps
			Equity	$68,199

	Forward Contracts
		Net realized loss from investments and foreign currency transactions	Foreign Exchange	$(16,249)
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(8,893)
James Alpha Relative Value
	Swap Contracts
		Net realized loss on swaps
			Equity	$(111,853)
		Net change in unrealized appreciation on swaps
			Equity	$115,979

	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$1,935
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(410)
James Alpha Total Hedge
	Swap Contracts
		Net realized loss on swaps
			Equity	$(1,399)
		Net change in unrealized depreciation on swaps
			Equity	$(12,562)
	Forward Contracts
		Net realized loss from investments and foreign currency transactions	Foreign Exchange	$(20,424)
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(1,389)
James Alpha Structured Credit
	Swap Contracts
		Net realized loss on swaps
			Interest Rate	$(18,334)
		Net change in unrealized depreciation on swaps
			Interest Rate	$(195,462)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of November 30, 2020.

		Gross Amounts not offset in the Statements of Assets
		and Liabilities
	Gross Amounts Recognized in
	Statements of Assets and	Financial Instruments		Net Amount of Assets
	Liabilities	Pledged	Cash Collateral Pledged *	(Liabilities)
EHS
Description of Asset:
Forward Foreign
Currency Contracts	$60	305	$—	$(245)
Total	$60	$305	$—	$(245)
Description of Liability:
Forward Foreign
Currency Contracts	$(305)	$305	$—	$—
	$(305)	$305	$—	$—
Event Driven
Description of Asset:
Total Return Swaps	$116,389	$—	$116,389	$—
Total	$116,389	$—	$116,389	$—
Description of Liability:
Forward Foreign
Currency Contracts	$(6,469)	$—	$—	$(6,469)
	$(6,469)	$—	$—	$(6,469)
Relative Value
Description of Asset:
Forward Foreign
Currency Contracts	$79	93	$—	$(14)
Total Return Swaps	151,969	—	151,969	—
Total	$152,048	$93	$151,969	$(14)
Description of Liability:
Forward Foreign
Currency Contracts	$(93)	$93	$—	$—
	$(93)	$93	$—	$—
Total Hedge
Description of Asset:
Forward Foreign
Currency Contracts	$491	1,616	$—	$(1,125)
Total Return Swaps	61,874	—	61,874	—
Total	$62,365	$1,616	$61,874	$(1,125)
Description of Liability:
Forward Foreign
Currency Contracts	$(1,616)	$1,616	$—	$—
	$(1,616)	$1,616	$—	$—
Structured Credit
Description of Liability:
Credit Default Swap	$(195,462)	—	$195,462	$—
Total	$(195,462)	$—	$195,462	$—

*	Excess collateral not included.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class A Shares			Class C Shares		Class I Shares		Class S Shares
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
James Alpha EHS	November 30, 2020		November 30, 2019	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Issued	—		99	—	—	—	1,178	258,687	101,410
Redeemed	—		(99)	—	—	(399)	(786)	(92,629)	(470,602)
Reinvested from Dividends	0	*	0 *	7	25	498	1,173	2,386	23,925
Net Decrease in Shares	—		—	7	25	99	1,565	168,444	(345,267)

James Alpha Event Driven
Issued	484		—	—	—	1,103	22,267	260,143	387,179
Redeemed	—		—	—	—	(23,479)	(1,935)	(479,675)	(772,834)
Reinvested from Dividends	0	*	0 *	0 *	0 *	4,081	483	41,221	19,703
Net Increase (Decrease) in Shares	484		—	—	—	(18,295)	20,815	(178,311)	(365,952)

James Alpha Family Office
Issued	2,388		21,534	579	591	17,388	38,122	95,623	273,025
Redeemed	(5,981)		(1,548)	(1,156)	(3,301)	(42,141)	(1,488)	(335,186)	(970,792)
Reinvested from Dividends	242		139	9	194	629	500	5,760	26,737
Net Increase (Decrease) in Shares	(3,351)		20,125	(568)	(2,516)	(24,124)	37,134	(233,803)	(671,030)

James Alpha Relative Value
Issued	464		—	—	—	13,784	5,930	464,544	276,520
Redeemed	—		—	—	—	(9,384)	(1,095)	(436,574)	(627,776)
Reinvested from Dividends	0	*	0 *	0 *	0 *	3,248	613	47,999	17,453
Net Increase (Decrease) in Shares	464		—	—	—	7,648	5,448	75,969	(333,803)

James Alpha Total Hedge
Issued	—		—	—	—	4,023	34,021	186,794	344,901
Redeemed	—		(576)	—	—	(33,555)	(7,693)	(254,897)	(646,523)
Reinvested from Dividends	161		114	114	78	18,705	12,834	15,297	18,613
Net Increase in Shares	161		(462)	114	78	(10,827)	39,162	(52,806)	(283,009)

James Alpha Structured Credit Value
Issued	1,868,358		80,502	219,343	161,011	11,803,882	433,322	4,142,915	1,587,325
Redeemed	(834,692)		(42,387)	(73,332)	(21,932)	(2,348,929)	(66,590)	(1,592,686)	(2,175,461)
Reinvested from Dividends	24,314		763	7,225	1,460	176,511	10,368	144,072	57,194
Net Increase in Shares	1,057,980		38,878	153,236	140,539	9,631,464	377,100	2,694,301	(530,942)

*	Less than 1.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	Purposes	Appreciation	Depreciation	App/Dep
James Alpha EHS	$3,941,278	$338,204	$(16,146)	$322,058
James Alpha Event Driven	4,581,938	3,213,619	(3,230,134)	(16,515)
James Alpha Family Office	5,403,001	664,160	(20,732)	643,428
James Alpha Relative Value	6,854,892	3,465,329	(3,366,489)	98,840
James Alpha Total Hedge	9,824,059	665,723	(263,767)	401,956
James Alpha Structured Credit Value	193,170,341	7,833,570	(1,451,070)	6,382,500

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2020 and November 30, 2019 was as follows:

	For the period ended November 30, 2020:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
James Alpha EHS	$44,860	$—	$—	$44,860
James Alpha Event Driven	676,018	—	—	676,018
James Alpha Family Office	91,600	—	—	91,600
James Alpha Relative Value	777,130	—	—	777,130
James Alpha Total Hedge	403,866	—	—	403,866
James Alpha Structured Credit Value	5,685,368	42,326	—	5,727,694

	For the period ended November 30, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
James Alpha EHS	$285,452	$1,461	$—	$286,913
James Alpha Event Driven	230,393	5,437	—	235,830
James Alpha Family Office	307,192	—	—	307,192
James Alpha Relative Value	231,979	1,884	—	233,863
James Alpha Total Hedge	327,487	9,236	—	336,723
James Alpha Structured Credit Value	1,439,797	—	—	1,439,797

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $600 and $2,802 for fiscal year ended November 30, 2020 for the James Alpha EHS Portfolio and James Alpha Family Office Portfolio, respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of November 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
James Alpha EHS	$—	$—	$—	$(66,611)	$—	$321,813	$255,202
James Alpha Event Driven	—	—	—	(270,487)	—	(22,985)	(293,472)
James Alpha Family Office	4,758	—	—	(373,963)	—	643,428	274,223
James Alpha Relative Value	119,181	—	—	(84,771)	—	98,826	133,236
James Alpha Total Hedge	143,276	27,387	—	—	—	400,831	571,494
James Alpha Structured Credit Value	5,188,327	74,658	—	—	—	6,383,258	11,646,243

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, swaps and passive foreign investment companies, and adjustments for partnerships, grantor trusts, contingent convertible debt securities, and C-Corporation return of capital distributions. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains (losses) of $(245), $(6,470), $(14), $(1,125) and $758 for the James Alpha EHS, James Alpha Event Driven, James Alpha Relative Value Portfolio, James Alpha Total Hedge and the James Alpha Structured Credit Portfolio, respectively.

At November 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital losses utilized as follows:

	Non-Expiring			CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
James Alpha EHS	$—	$66,611	$66,611	$60,931
James Alpha Event Driven	204,406	66,081	270,487	—
James Alpha Family Office	277,243	96,720	373,963	7,926
James Alpha Relative Value	79,747	5,024	84,771	—
James Alpha Total Hedge	—	—	—	134,539
James Alpha Structured Credit Value	—	—	—	—

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2020 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
James Alpha EHS	$(10,805)	$10,805
James Alpha Event Driven	(18,547)	18,547
James Alpha Family Office	782	(782)
James Alpha Relative Value	—	—
James Alpha Total Hedge	—	—
James Alpha Structured Credit Value	—	—

7.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2020, the shareholders that own 25% or more of the voting securities are as follows:

James Alpha EHS Cl A	James Alpha Management LLC	100.00%
James Alpha EHS Cl C	George & Gloria Kiefer	99.81%
James Alpha EHS Cl I	Denis Nayden	99.99%
James Alpha EHS Cl S	National Financial Services LLC	100.00%
James Alpha Event Driven Cl A	Pershing LLC	99.77%
James Alpha Event Driven Cl C	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl I	Denis Nayden	99.99%
James Alpha Event Driven Cl S	National Financial Services LLC	100.00%
James Alpha Family Office Cl A	Pershing LLC	43.20%
James Alpha Family Office Cl A	First National Bank	34.23%
James Alpha Family Office Cl C	Jerry Chesser & Carool Chesser	32.59%
James Alpha Family Office Cl C	Johnny Harrison & Billie Harrison	30.17%
James Alpha Family Office Cl C	Brian Herman & Sandra Herman	25.66%
James Alpha Family Office Cl I	Denis Nayden	61.14%
James Alpha Family Office Cl I	Pershing LLC	38.85%
James Alpha Family Office Cl S	National Financial Services LLC	100.00%
James Alpha Relative Value Cl A	Pershing LLC	99.75%
James Alpha Relative Value Cl C	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl I	Denis Nayden	70.05%
James Alpha Relative Value Cl I	Pershing LLC	29.95%
James Alpha Relative Value Cl S	National Financial Services LLC	100.00%
James Alpha Total Hedge Cl A	Mainstar Trust	65.92%
James Alpha Total Hedge Cl A	First National Bank	34.06%
James Alpha Total Hedge Cl C	Sandra Joanne McNamara	61.23%
James Alpha Total Hedge Cl C	Chizuko Momii	38.75%
James Alpha Total Hedge Cl I	Denis Nayden	99.56%
James Alpha Total Hedge Cl S	National Financial Services LLC	100.00%
James Alpha Structured Credit Value Cl A	LPL Financial	57.13%
James Alpha Structured Credit Value Cl A	Charles Schwab & Co.,Inc.	28.25%
James Alpha Structured Credit Value Cl C	Pershing LLC	53.87%
James Alpha Structured Credit Value Cl I	National Financial Services LLC	40.63%
James Alpha Structured Credit Value Cl S	National Financial Services LLC	64.04%

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the Relative Value Fund will be directly affected by the performance of the James Alpha Structured Credit Value Portfolio. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the James Alpha Relative Value Fund’s financial statements. As of November 30, 2020, the percentage of the James Alpha Relative Value Fund invested in the James Alpha Structured Credit Value Portfolio was 30.8%.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis. Management has assessed these changes and concluded these changes do not have a material impact on the financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2020 (Continued)

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

On Monday, December 14th, 2020, the Board of Trustees of the Saratoga Advantage Trust (“Trust”) approved the reorganization of the James Alpha EHS Portfolio, James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio and James Alpha Structured Credit Value Portfolio (each an “Existing Fund”) to a series of the James Alpha Funds Trust (each an “Acquiring Fund”) (the “Reorganization”). As a series of James Alpha Funds Trust, each Fund will be a continuation of the identically named predecessor fund managed by James Alpha Advisors, LLC. Each Acquiring Fund will have the same investment objective and portfolio manager, and substantially similar principal investment strategies as its corresponding Existing Fund. The Reorganization requires the approval of the shareholders of each of the Existing Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of James Alpha EHS Portfolio, James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio, and the James Alpha Structured Credit Value Portfolio (the “Funds”), each a series of Saratoga Advantage Trust (the “Trust”), including the schedules of investments, as of November 30, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Saratoga Advantage Trust	Statement of operations	Statements of changes in net assets	Financial highlights
James Alpha EHS Portfolio, James Alpha Event Driven Portfolio, James Alpha Relative Value Portfolio	For the year ended November 30, 2020	For each of the two years in the period ended November 30, 2020	For each of the three years in the period ended November 30, 2020 and the period from August 18, 2017 (commencement of operations) through November 30, 2017

James Alpha Family Office Portfolio, James Alpha Total Hedge Portfolio	For the year ended November 30, 2020	For each of the two years in the period ended November 30, 2020	For each of the three years in the period ended November 30, 2020 and the period from June 30, 2017 (commencement of operations) through November 30, 2017

James Alpha Structured Credit Portfolio	For the year ended November 30, 2020	For each of the two years in the period ended November 30, 2020	For each of the two years in the period ended November 30, 2020 and the period from August 14, 2018 (commencement of operations) through November 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2021

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 through November 30, 2020.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 6/01/2020	Value - 11/30/2020	6/01/2020-11/30/2020*	[Annualized]
Actual Expenses
James Alpha EHS - Class A	$1,000.00	$1,223.10	$9.67	1.74%
James Alpha EHS - Class C	1,000.00	1,216.60	13.80	2.49%
James Alpha EHS - Class I	1,000.00	1,223.10	8.28	1.49%
James Alpha EHS - Class S	1,000.00	1,225.30	6.23	1.12%
James Alpha Event Driven - Class A	1,000.00	1,153.70	9.37	1.74%
James Alpha Event Driven - Class C	1,000.00	1,154.80	13.41	2.49%
James Alpha Event Driven - Class I	1,000.00	1,154.80	8.03	1.49%
James Alpha Event Driven - Class S	1,000.00	1,156.20	6.04	1.12%
James Alpha Family Office - Class A	1,000.00	1,159.80	9.40	1.74%
James Alpha Family Office - Class C	1,000.00	1,155.40	13.42	2.49%
James Alpha Family Office - Class I	1,000.00	1,161.50	8.05	1.49%
James Alpha Family Office - Class S	1,000.00	1,163.40	6.06	1.12%
James Alpha Relative Value - Class A	1,000.00	1,111.70	9.19	1.74%
James Alpha Relative Value - Class C	1,000.00	1,111.70	13.15	2.49%
James Alpha Relative Value - Class I	1,000.00	1,111.70	7.87	1.49%
James Alpha Relative Value - Class S	1,000.00	1,114.30	5.92	1.12%
James Alpha Total Hedge - Class A	1,000.00	1,144.30	9.33	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,139.70	13.32	2.49%
James Alpha Total Hedge - Class I	1,000.00	1,145.10	7.99	1.49%
James Alpha Total Hedge - Class S	1,000.00	1,147.60	6.01	1.12%
James Alpha Structured Credit Value - Class A	1,000.00	1,099.60	9.13	1.74%
James Alpha Structured Credit Value - Class C	1,000.00	1,095.00	13.04	2.49%
James Alpha Structured Credit Value - Class I	1,000.00	1,100.10	7.82	1.49%
James Alpha Structured Credit Value - Class S	1,000.00	1,102.30	5.89	1.12%

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 6/01/2020	Value - 11/30/2020	6/01/2020-11/30/2020*	[Annualized]
[5% Return Before Expenses]
James Alpha EHS - Class A	$1,000.00	$1,016.30	$8.77	1.74%
James Alpha EHS - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha EHS - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha EHS - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Event Driven - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Event Driven - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Event Driven - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Event Driven - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Family Office - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Family Office - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Family Office - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Family Office - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Relative Value - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Relative Value - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Relative Value - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Relative Value - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Total Hedge - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Total Hedge - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Total Hedge - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Structured Credit Value - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Structured Credit Value - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Structured Credit Value - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Structured Credit Value - Class S	1,000.00	1,019.40	5.65	1.12%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (183) divided by the number of days in the fiscal year (366).

SUPPLEMENTAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended November 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 65 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	29	None
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 78 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	29	Chairman of the Board (2018-Present), Trustee (2011-2018), Harbor Beach Community Hospital–
Udo Koopmann, 79 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	29	None
Floyd E. Seal, 71 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017)	29	None
Stephen H. Hamrick, 68 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	29	None

OFFICERS:
Stephen Ventimiglia, 64 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	29	None
Jonathan W. Ventimiglia, 37 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present)	29	None
Emile R. Molineaux, 58 c/o Northern Lights Compliance Services, LLC 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since October 2019	Senior Compliance Officer (2011-Present) Northern Lights Compliance Services, LLC	29	None
*	Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.
**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.
***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

JAMES ALPHA-AR20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant Advisor

FYE 11/30/20       $42,000 $ 0.00

(b)	Audit-Related Fees

Registrant Advisor

FYE 11/30/20        $ 0.00     $ 0.00

(c)	Tax Fees

Registrant Advisor

FYE 11/30/20       $12,000  $ 0.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 11/30/20       $ 0.00     $ 0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant  Advisor

Audit-Related Fees:           0.00%    0.00%

Tax Fees:                          0.00%    0.00%

All Other Fees:                  0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended November 30, 2020, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/03/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/03/21

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/03/21

* Print the name and title of each signing officer under his or her signature.